UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05547
Laudus Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Laudus Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: March 31
Date of reporting period: March 31, 2013

Item 1: Report(s) to Shareholders.

Annual Report March 31, 2013

COMMAND PERFORMANCETM

Laudus Mondrian Fundstm

Laudus Mondrian International Equity Fund

Laudus Mondrian Emerging Markets Fund

Laudus Mondrian International Fixed Income Fund

Laudus Mondrian Global Fixed Income Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
Mondrian Investment Partners Limited

This page is intentionally left blank.

Laudus Mondrian Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the 12 Months Ended March 31, 2013[1]

Laudus Mondrian International Equity Fund[2]

Investor Shares (Ticker Symbol: LIEQX)	6.79%
Select Shares (Ticker Symbol: LIEFX)	7.18%
Institutional Shares (Ticker Symbol: LIEIX)	7.10%

MSCI EAFE Index® (Net)	11.25%

Performance Details	pages 6-8

Laudus Mondrian Emerging Markets Fund[2]

Investor Shares (Ticker Symbol: LEMIX)	5.79%
Select Shares (Ticker Symbol: LEMSX)	6.03%	*
Institutional Shares (Ticker Symbol: LEMNX)	6.21%

MSCI Emerging Markets Index (Net)	1.96%

Performance Details	pages 9-11

Laudus Mondrian International Fixed Income Fund (Ticker Symbol: LIFNX)	-3.41%

Citigroup non-U.S. Dollar World Government Bond Index	-2.16%

Performance Details	pages 12-14

Laudus Mondrian Global Fixed Income Fund[3] (Ticker Symbol: LMGDX)	-2.95%

Citigroup World Government Bond Index	-1.33%

Performance Details	pages 15-17

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Fund expenses may have been partially absorbed by CSIM. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

There are risks associated with investing in securities of foreign issuers, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

Bond funds are subject to increased risk of loss of principal during periods of volatile interest rates. When interest rates rise, bond prices fall which may impact the value of a bond fund’s shares.

Please see prospectus for further detail and investor eligibility requirements.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[1]	The report period covers the 12 months beginning April 1, 2012 through March 31, 2013, except where noted.
[2]	The fund’s performance relative to the indices may be affected by fair-value pricing, see financial note 2 for more information.
[3]	Total returns are since the fund’s inception date of July 10, 2012.

4 Laudus Mondrian Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

For the 12 months ended March 31, 2013, the mixed performances of the funds reflected the value-oriented, defensive philosophy that Mondrian employs, as stocks rallied and bonds generated positive to narrowly negative returns.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this important report concerning the Laudus Mondrian Funds. We formed the Laudus Fund family to provide shareholders with access to third-party managers with strong investment processes. Mondrian Investment Partners Limited is the subadviser for the funds, and is a London-based portfolio management company with experience in international investing since 1990.

For the 12 months ended March 31, 2013, the mixed performances of the funds reflected the value-oriented, defensive philosophy that Mondrian employs, as stocks rallied and bonds generated positive to narrowly negative returns. In an effort to stimulate faster economic growth, most central banks maintained policies aimed at keeping interest rates low. Stocks benefited from these policies and from eased concerns about the euro zone’s sovereign debt crisis and U.S. fiscal cliff. Stocks were also helped by some signs of improvement in the U.S. economy. Continued low interest rates generally dampened returns for fixed income securities.

U.S. bonds outperformed the overall returns of international bonds in U.S. dollar terms, while among international stocks, developed markets generated higher overall returns than emerging markets. The Barclays U.S. Aggregate Bond Index returned 3.8%, compared with the -2.2% return of the Citigroup Non-U.S. Dollar World Government Bond Index. In the stock market, the MSCI EAFE Index (Net) returned 11.3%, outperforming the 2.0% return of the MSCI Emerging Markets Index (Net). The depreciation of currencies in countries and regions such as Japan, the U.K., the euro zone, Brazil, and India versus the U.S. dollar played a role in these returns, reducing the performance of overseas investments in U.S. dollar terms.

For more information about the Laudus Mondrian Funds, please continue reading this report. In addition, you can find answers to frequently asked questions and further details about these funds by visiting www.laudus.com. We are also happy to hear from you at 1-800-447-3332.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index figures assume dividends and distributions were reinvested.

For definitions of the referenced indices, please see the Glossary.

Laudus Mondrian Funds 5

Laudus Mondrian International Equity Fund

The Laudus Mondrian International Equity Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests primarily in common stocks of non-U.S. large-capitalization issuers, including the securities of emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.

The fund’s Investor Shares returned 6.79% for the 12 months ended March 31, 2013. For performance comparisons, the fund uses the MSCI EAFE Index (Net) (the index), which returned 11.25%.

Market Highlights. International stocks performed well, with many overseas markets overcoming lackluster global economic growth and rallying from previously depressed levels. Aggressive measures by the European Central Bank to aid the euro zone’s banking system and progress by European legislators toward resolving the region’s sovereign debt crisis helped, easing investor concerns. In addition, many central banks maintained policies aimed at keeping interest rates low to stimulate economic growth, providing a favorable backdrop for equities. Within the index, Belgian stocks returned approximately 28% in U.S. dollar terms, outperforming other markets, while stock markets in New Zealand, Switzerland, and Australia also performed well, returning more than 20%. Italian stocks were some of the worst performers, returning approximately -7%.

In this environment, foreign currencies generally depreciated versus the U.S. dollar, reducing the returns of international stocks in U.S. dollar terms. Better performing currencies included the New Zealand dollar and Swedish krona, which appreciated by approximately 2%. Underperforming currencies included Japan’s yen, which returned approximately -12%, and the British pound, which returned approximately -5%. In addition, the euro returned approximately -4% versus the U.S. dollar, reducing the returns of the region’s stocks in U.S. dollar terms.

Positioning and Strategies. The fund’s stock selections generated disappointing results for the 12 months, with German holdings providing an example. The fund’s German securities returned approximately -13% in U.S. dollar terms, compared with the approximately 9% return of German equities in the index. RWE AG—a company that generates, distributes, and trades electricity—represented a significant detractor among German securities. The fund’s shares of RWE AG returned -17%, and represented an overweight position compared with the index. As a result, this position subtracted more from the fund’s relative performance than any other single position.

Stock choices in France also produced subpar results. French stocks in the index returned approximately 10% in U.S. dollar terms, while the fund’s holdings returned approximately 5%. France Telecom SA—a company that provides telecommunications services—represented a significant detractor for the fund in this market. The fund’s holdings of France Telecom SA returned approximately -22% for the report period.

Stock selection in Taiwan worked out more favorably. Taiwan Semiconductor Manufacturing markets and manufactures integrated circuits, and holdings of the company returned approximately 21% for the fund during the report period. These securities were not part of the index, and contributed more to the fund’s relative performance than any other single position.

Other strategies used by the investment adviser included buying forward currency contracts. The notional value of these contracts ranged from 3% to 4% of the fund’s net assets and detracted slightly from the fund’s relative performance.

As of 03/31/13:

 Fund Characteristics

Number of Companies[1]	39
Weighted Average Market Cap ($ x 1,000,000)	$63,050
Price/Earnings Ratio (P/E)	16.95
Price/Book Ratio (P/B)	1.57
Portfolio Turnover (One year trailing)	29%

 Fund Overview

	Investor Shares	Select Shares	Institutional Shares

Minimum Initial Investment	$100	$50,000	$500,000
Inception Date	6/16/2008	6/16/2008	6/16/2008
Ticker Symbol	LIEQX	LIEFX	LIEIX
Cusip	51855Q614	51855Q564	51855Q580
NAV	$7.43	$7.45	$7.46

Management views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

6 Laudus Mondrian Funds

 Laudus Mondrian International Equity Fund

Performance and Fund Facts as of 03/31/13

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

June 16, 2008 – March 31, 2013
Performance of Hypothetical
$10,000 Investment in Investor Shares1

June 16, 2008 – March 31, 2013
Performance of Hypothetical
$50,000 Investment in Select Shares1

June 16, 2008 – March 31, 2013
Performance of Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	3 Years	Since Inception

Investor Shares (6/16/08)	6.79%	3.49%	-3.29%
Select Shares (6/16/08)	7.18%	3.77%	-3.05%
Institutional Shares (6/16/08)	7.10%	3.84%	-2.97%
MSCI EAFE Index® (Net)[2]	11.25%	5.00%	-1.13%

Fund Expense Ratios3: Investor Shares: Net 1.40%; Gross 1.63% / Select Shares: Net 1.12%; Gross 1.40% /
            Institutional Shares: Net 1.05%; Gross 1.23%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The MSCI Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/14. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

Laudus Mondrian Funds 7

 Laudus Mondrian International Equity Fund

Performance and Fund Facts as of 03/31/13 continued

 Country Weightings % of Investments

United Kingdom	21.3%
Japan	20.4%
France	13.7%
Switzerland	9.8%
Spain	6.0%
Germany	5.8%
Netherlands	5.5%
Australia	4.2%
Singapore	3.5%
Israel	2.8%
Italy	2.8%
Other Countries	4.2%
Total	100.0%

 Sector Weightings % of Equities

Consumer Staples	18.4%
Health Care	16.7%
Financials	14.6%
Telecommunication Services	11.8%
Energy	10.8%
Utilities	8.4%
Information Technology	6.8%
Industrials	6.3%
Consumer Discretionary	6.2%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Canon, Inc.	3.5%
Novartis AG – Reg’d	3.5%
Takeda Pharmaceutical Co., Ltd.	3.5%
ABB Ltd. – Reg’d	3.4%
Unilever plc	3.3%
Sanofi	3.3%
Tesco plc	3.3%
GlaxoSmithKline plc	3.3%
National Grid plc	3.2%
Toyota Motor Corp.	3.2%
Total	33.5%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

Portfolio holdings may have changed since the report date.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Laudus Mondrian Funds

Laudus Mondrian Emerging Markets Fund

The Laudus Mondrian Emerging Markets Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests primarily in common stocks of large-capitalization emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental analysis. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.

The fund’s Investor Shares returned 5.79% for the 12 months ended March 31, 2013. For performance comparisons, the fund uses the MSCI Emerging Markets Index (Net) (the index), which returned 1.96%.

Market Highlights. Emerging market stocks generated modest returns as global economic activity remained generally lackluster, and as the markets attempted to bounce back from sharp losses early in the report period. Reduced investor concerns regarding the euro zone’s sovereign debt crisis helped equities, as did the appearance of economic improvement in the U.S.

However, signs of slowing economic growth in Brazil, India, and China—three of the four “BRIC” countries—early in 2013 weighed on the performance of emerging market stocks. Stock markets in Turkey and the Philippines solidly outperformed other emerging markets, with each returning more than 40% in U.S. dollar terms for the 12-month report period. Brazilian stocks were some of the worst performers, returning approximately -13% in U.S. dollar terms and underperforming stocks from China, India, and Russia, which generated overall returns that ranged from approximately 8% to -7%.

In this environment, emerging market currencies generally depreciated versus the U.S. dollar, reducing stock returns in U.S. dollar terms. Better performing currencies included the Philippine peso and Thailand’s baht, each of which appreciated by approximately 5%. Underperforming currencies included South Africa’s rand, the Argentine peso, and Brazil’s real, each of which depreciated approximately 10% or more versus the U.S. dollar.

Positioning and Strategies. The fund remained invested in stocks that Mondrian believed offered attractive valuations and good protection from potentially challenging conditions. For the 12-month report period, these strategies resulted in stock selection and country weightings for the fund that generated mixed results, but generally helped performance.

Stock choices in Hong Kong worked out particularly well, with the fund’s Hong Kong holdings returning more than 30% in U.S. dollar terms, while those in the index returned only 5%. Shares of Sands China Ltd.—developer, owner, and operator of casinos and resorts—significantly contributed to the fund’s performance in this market. Careful stock selection among markets in Peru, the Republic of Korea, and India supported the fund’s performance compared with the index as well. Stocks from Peru returned approximately 28% for the fund in U.S. dollar terms, while returning -3% for the index. Among Republic of Korea holdings, the fund’s securities returned approximately 12%, while those in the index returned approximately 2%. Investments in India also played a positive role, returning approximately 8% for the fund but only 2% for the index.

However, stock selection in Russia and Taiwan generated disappointing results, with the fund’s holdings underperforming those of the index and weighing on the fund’s relative performance. The fund’s holdings of Gazprom OAO—a company involved with gas exploration and production—significantly detracted from relative performance among Russian securities, returning -31%. Among stocks from Taiwan, the fund’s shares of HTC Corporation—a firm that markets and manufactures smartphones—significantly underperformed, returning -55%.

The fund’s country weightings generated mixed results. The fund maintained an overweight in Brazilian stocks, which worked against the fund’s performance versus the index as these securities generated negative returns, due in part to the sharp depreciation of the real versus the U.S. dollar. By comparison, the fund’s greater exposure to markets in Turkey, the Philippines, the U.K., and Indonesia enhanced performance compared with the index, as the fund’s holdings in each of these markets returned more than 20% in U.S. dollar terms.

As of 03/31/13:

 Fund Characteristics

Number of Companies[1]	47
Weighted Average Market Cap ($ x 1,000,000)	$39,984
Price/Earnings Ratio (P/E)	11.37
Price/Book Ratio (P/B)	1.97
Portfolio Turnover (One year trailing)	59%

 Fund Overview

	Investor Shares	Select Shares	Institutional Shares

Minimum Initial Investment	$100	$50,000	$500,000
Inception Date	11/2/2007	11/2/2007	11/2/2007
Ticker Symbol	LEMIX	LEMSX	LEMNX
Cusip	51855Q648	51855Q630	51855Q622
NAV	$9.84	$9.85	$9.85

Management views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

Laudus Mondrian Funds 9

 Laudus Mondrian Emerging Markets Fund

Performance and Fund Facts as of 03/31/13

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

November 2, 2007 – March 31, 2013
Performance of Hypothetical
$10,000 Investment in Investor Shares1

November 2, 2007 – March 31, 2013
Performance of Hypothetical
$50,000 Investment in Select Shares1

November 2, 2007 – March 31, 2013
Performance of Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year		3 Years	5 Years	Since Inception

Investor Shares (11/2/07)	5.79%		5.72%	2.70%	1.13%
Select Shares (11/2/07)	6.03%	*	6.04%	2.97%	1.43%
Institutional Shares (11/2/07)	6.21%		6.12%	3.08%	1.48%
MSCI Emerging Markets Index (Net)[2]	1.96%		3.27%	1.09%	-2.04%

Fund Expense Ratios3: Investor Shares: Net 1.80%; Gross 1.90% / Select Shares: Net 1.52%; Gross 1.66% /
            Institutional Shares: Net 1.45%; Gross 1.50%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/14. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

10 Laudus Mondrian Funds

 Laudus Mondrian Emerging Markets Fund

Performance and Fund Facts as of 03/31/13 continued

 Country Weightings % of Investments

China	14.6%
Brazil	14.2%
Mexico	8.7%
India	8.1%
Republic of Korea	7.6%
Indonesia	7.2%
Turkey	6.7%
United States	5.3%
Thailand	4.3%
Russia	4.0%
Peru	3.6%
South Africa	3.5%
Taiwan	2.9%
Hong Kong	2.7%
Philippines	2.6%
Chile	2.5%
Other Countries	1.5%
Total	100.0%

 Sector Weightings % of Equities

Financials	24.8%
Consumer Discretionary	14.2%
Energy	13.2%
Telecommunication Services	11.1%
Utilities	8.6%
Consumer Staples	7.2%
Industrials	7.0%
Information Technology	6.0%
Materials	5.7%
Health Care	2.2%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Hyundai Mobis	3.6%
China Mobile Ltd.	3.6%
Credicorp Ltd.	3.6%
Grupo Financiero Santander Mexico S.A.B. de C.V., Class B ADR	3.0%
Yum! Brands, Inc.	3.0%
Grupo Mexico S.A.B. de C.V., Series B	3.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.9%
Samsung Electronics Co., Ltd.	2.8%
PTT PCL	2.7%
Sands China Ltd.	2.6%
Total	30.8%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

Portfolio holdings may have changed since the report date.

[1]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Funds 11

Laudus Mondrian International Fixed Income Fund

The Laudus Mondrian International Fixed Income Fund (the fund) seeks long-term total return consistent with its value-oriented investment approach. The fund invests primarily in fixed income securities that may also provide the potential for capital appreciation, and in issuers that are organized, have a majority of their assets, or derive most of their operating income outside of the U.S. As such, the fund may invest in securities issued in any currency and may hold foreign currency. For more information concerning the fund’s objectives, strategy, and risks, please see the prospectus.

The fund returned -3.41% for the 12 months ended March 31, 2013. For performance comparisons, the fund uses the Citigroup non-U.S. Dollar World Government Bond Index (the index), which returned -2.16%.

Market Highlights. International bonds generated modestly negative overall returns for the 12-month report period. This performance reflected the combination of historically low yields on fixed income securities and the general depreciation of many overseas currencies versus the U.S. dollar. Lackluster economic growth continued throughout much of the globe, prompting many central banks to maintain policies designed to keep interest rates low. In turn, this slow-growth, low interest rate backdrop was reflected in the yields and performance of fixed income securities.

Bond markets in Mexico and Poland generated strong returns in this environment, while the pace of inflation generally slowed in both countries. Yields on government bonds from Mexico fell by approximately a full percentage point, helping these securities return approximately 19% in U.S. dollar terms. Yields on government bonds from Poland declined as well, helping Polish bonds return approximately 7% in U.S. dollar terms. Euro zone bonds also provided positive overall returns, while yields on fixed income securities from countries such as Austria, France, Germany, Italy, and Spain declined. Bonds from Japan underperformed most markets, with Japanese fixed income securities returning approximately -9% in U.S. dollar terms, as the yen depreciated sharply versus the U.S. dollar.

Many world currencies fell in value versus the U.S. dollar over the 12 months, reducing international bond returns in U.S. dollar terms. Currencies that enhanced local bond market returns by appreciating versus the U.S. dollar included the Mexican peso and Swedish krona. Underperforming currencies that reduced returns by depreciating versus the U.S. dollar included Japan’s yen, the euro, and the British pound.

Positioning and Strategies. The fund’s strategic positioning versus the index generated mixed results. One of the biggest detractors for the fund was exposure to Japan’s currency. With the yen depreciating sharply versus the U.S. dollar, the returns of Japanese bonds were disappointing in U.S. dollar terms. A smaller exposure to euro zone bonds compared with the index also detracted from the fund’s results, as yields on these securities generally fell and returns were relatively solid.

Positions that enhanced the fund’s performance compared with the index included a greater exposure to bonds from Poland and Mexico, two fixed income markets that performed well over the period. An overweight in bonds from Sweden, which performed well, also helped.

Other strategies used by the investment adviser included buying forward currency contracts. The notional value of these currency contracts ranged from 4% to 8% of the fund’s net assets and had little overall effect on the fund’s relative performance.

As of 03/31/13:

 Fund Characteristics

Number of Issues[1]	40
Weighted Average Maturity[2]	7.4 Yrs
Weighted Average Duration[2]	6.1 Yrs
Portfolio Turnover (One year trailing)	44%

 Fund Overview

Fund

Minimum Initial Investment	$100
Inception Date	11/2/2007
Ticker Symbol	LIFNX
Cusip	51855Q655
NAV	$11.01

Management views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.
[2]	See Glossary for definitions of maturity and duration.

12 Laudus Mondrian Funds

 Laudus Mondrian International Fixed Income Fund

Performance and Fund Facts as of 03/31/13

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

November 2, 2007 – March 31, 2013
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	3 Years	5 Years	Since Inception

Fund: Laudus Mondrian International Fixed Income Fund (11/2/07)	-3.41%	2.21%	2.65%	4.86%
Citigroup non-U.S. Dollar World Government Bond Index[3]	-2.16%	3.33%	2.28%	4.35%

Fund Expense Ratio4: 0.71%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On July 27, 2009, the Investor Share class, Select Share class and Institutional Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.
[3]	The Citigroup non-US Dollar World Government Bond Index measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least one year. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[4]	As stated in the prospectus. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

Laudus Mondrian Funds 13

 Laudus Mondrian International Fixed Income Fund

Performance and Fund Facts as of 03/31/13 continued

 Country Weightings % of Investments1

Japan	19.9%
Germany	11.7%
Sweden	9.9%
Poland	7.6%
Australia	4.8%
Mexico	4.8%
Netherlands	4.5%
Finland	4.3%
Austria	4.2%
Denmark	4.1%
France	4.1%
Malaysia	3.2%
Norway	2.1%
United Kingdom	1.8%
United States	0.9%
Supranational*	12.1%
Total	100.0%

 Currency Weightings % of Investments2

Japanese Yen	44.0%
Euro Currency	28.3%
Swedish Krona	10.4%
Polish Zloty	8.0%
Mexican Peso	5.0%
Malaysian Ringgit	3.3%
U.S. Dollar	0.9%
Australian Dollar	0.1%
Total	100.0%

 Sector Weightings % of Investments

Government Bonds	73.1%
Supranational	12.1%
Government Agency Obligations	9.0%
Corporate Bonds	4.9%
Other Investment Companies	0.9%
Total	100.0%

 Top Holdings % of Net Assets3

Bayerische Landesbank, 1.40%, 04/22/13	5.1%
Japan Government Ten Year Bond, 1.50%, 09/20/18	5.0%
Japan Government Ten Year Bond, 1.90%, 06/20/16	4.4%
Sweden Government Bond, 5.00%, 12/01/20	4.4%
Japan Government Thirty Year Bond, 2.40%, 12/20/34	4.2%
Austria Government Bond, 6.25%, 07/15/27	4.2%
Mexico Government Bond, 6.50%, 06/10/21	4.2%
France Government Bond OAT, 5.75%, 10/25/32	4.1%
Nordic Investment Bank, 1.70%, 04/27/17	4.0%
Denmark Government International Bond, 3.13%, 03/17/14	4.0%
Total	43.6%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

Portfolio holdings may have changed since the report date.

*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others. Bonds are issued and held in Japanese yen and euro.
[1]	Country weights may include issues via Samurai bonds issued in Japanese yen by non-Japanese entities and/or Yankee bonds issued in U.S. dollars by non-U.S. entities.
[2]	Includes forward foreign currency exposure.
[3]	This list is not a recommendation of any security by the investment adviser.

14 Laudus Mondrian Funds

Laudus Mondrian Global Fixed Income Fund

The Laudus Mondrian Global Fixed Income Fund (the fund) seeks long-term total return consistent with its value-oriented investment approach. The fund invests primarily in fixed income securities that may also provide the potential for capital appreciation, while investing in issuers located throughout the world, including emerging markets. As such, the fund may invest in securities issued in any currency and may hold foreign currency. For more information concerning the fund’s objectives, strategy, and risks, please see the prospectus.

For the period from the fund’s inception on July 10, 2012, through March 31, 2013, the fund returned -2.95%. By comparison, the Citigroup World Government Bond Index returned -1.33%.

Market Highlights. Bonds in developed markets and emerging markets around the globe generated mixed overall returns in U.S. dollar terms for the shortened report period, and currency fluctuations factored into these performances. Currencies from Japan and the U.K. depreciated versus the U.S. dollar, reducing the returns of fixed income securities from these markets in U.S. dollar terms, while the currencies of most other countries appreciated and enhanced local bond market returns. Economic growth throughout the world was generally lackluster, prompting many central banks to maintain policies aimed at keeping interest rates low to stimulate faster economic activity, which anchored yields on fixed income securities.

Among developed markets, bonds from the euro zone were some of the better performers. For example, Spanish bonds returned approximately 21% for the period in U.S. dollar terms, while Italian bonds returned approximately 18%. In other markets, bonds from Sweden returned approximately 6%, while U.S. bond returns were essentially flat. By comparison, Japanese bonds generated some of the weakest performances among developed bond markets, returning -13% as the yen depreciated sharply versus the U.S. dollar.

Bonds from the Philippines were the strongest performers among emerging markets, returning approximately 25% in U.S. dollar terms. Bonds from Russia and Poland also performed well, returning approximately 16% and 15%, respectively. However, not all emerging bond markets generated such noteworthy returns, with a modestly negative performance by bonds from South Africa—which returned -3%—serving as an example.

Positioning and Strategies. One of the biggest detractors from the fund’s performance was its exposure to Japan’s currency. With the yen depreciating sharply versus the U.S. dollar, particularly late in 2012 and early in 2013, the returns of Japanese bonds were negative in U.S. dollar terms. A small exposure to euro zone fixed income securities also detracted from performance, as the fund’s limited holdings of securities in this region prevented it from more greatly capturing the benefits of generally falling bond yields and rising prices. Strategies that enhanced the fund’s performance among developed bond markets included exposure to bonds from Sweden and Australia, which performed well.

Among emerging bond markets, a lack of securities from Russia was one of the biggest detractors from the fund’s performance compared with the index, which included Russian bonds. Holdings of fixed income securities from India also reduced the fund’s performance relative to the index. However, the fund’s holdings of fixed income securities from Brazil and Hungary generally helped the fund’s performance.

Other strategies used by the investment adviser included buying forward currency contracts. The notional value of these currency contracts ranged from 7% to 14% of the fund’s net assets and had little overall effect on the fund’s performance.

As of 03/31/13:

 Fund Characteristics

Number of Issues[1]	68
Weighted Average Maturity[2]	6.2 Yrs
Weighted Average Duration[2]	5.3 Yrs
Portfolio Turnover[3]	73%

 Fund Overview

Fund

Minimum Initial Investment	$100
Inception Date	7/10/2012
Ticker Symbol	LMGDX
Cusip	51855Q119
NAV	$9.61

Management views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.
[2]	See Glossary for definitions of maturity and duration.
[3]	Not annualized.

Laudus Mondrian Funds 15

 Laudus Mondrian Global Fixed Income Fund

Performance and Fund Facts as of 03/31/13

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

July 10, 2012 – March 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Total Returns1

Fund and Inception Date	Since Inception

Fund: Laudus Mondrian Global Fixed Income Fund (7/10/12)	-2.95%
Citigroup World Government Bond Index[2]	-1.33%

Fund Expense Ratios3: Net 0.85%; Gross 1.09%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The Citigroup World Government Bond Index measures the total rate of return performance for the government bonds of 23 countries with a remaining maturity of at least one year. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders for at least two years from commencement of operations. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. For the period 7/11/12 through 1/10/13, the investment adviser agreed to waive the funds net operating expenses to 0.00% (excluding interest, taxes, and certain non-routine expenses). Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

16 Laudus Mondrian Funds

 Laudus Mondrian Global Fixed Income Fund

Performance and Fund Facts as of 03/31/13 continued

 Country Weightings % of Investments1

United States	27.1%
Japan	18.7%
Australia	7.8%
Sweden	7.7%
United Kingdom	6.0%
Supranational*	5.9%
Brazil	4.7%
Poland	3.1%
Mexico	2.9%
Germany	2.7%
Malaysia	2.5%
South Africa	2.0%
Denmark	1.6%
Netherlands	1.5%
Qatar	1.3%
Israel	1.2%
Hungary	1.1%
Colombia	1.0%
Turkey	0.7%
Republic of Korea	0.5%
Total	100.0%

 Currency Weightings % of Investments2

U.S. Dollar	30.5%
Japanese Yen	23.3%
Euro Currency	9.6%
Swedish Krona	8.2%
Brazilian Real	4.9%
Great British Pound	4.9%
Polish Zloty	3.3%
Mexican Peso	3.1%
Malaysian Ringgit	2.7%
South African Rand	2.1%
Russian Ruble	2.0%
Israeli Shekel	1.3%
Hungarian Forint	1.2%
Colombian Peso	1.1%
Turkish Lira	0.7%
Chilean Peso	0.5%
Korean Won	0.5%
Australian Dollar	0.1%
Total	100.0%

 Sector Weightings % of Investments

Government Bonds	64.2%
U.S. Government Securities	26.2%
Supranational	5.9%
Corporate Bonds	2.3%
Other Investment Companies	0.9%
Government Agency Obligations	0.5%
Total	100.0%

 Top Holdings % of Net Assets3

U.S. Treasury Notes, 2.13%, 08/15/21	4.9%
Japan Government Ten Year Bond, 1.40%, 03/20/18	4.7%
U.S. Treasury Notes, 4.13%, 05/15/15	4.5%
U.S. Treasury Notes, 3.63%, 02/15/21	4.4%
Japan Government Ten Year Bond, 1.40%, 06/20/19	3.7%
Japan Government Ten Year Bond, 1.50%, 09/20/18	3.7%
U.S. Treasury Notes, 4.00%, 08/15/18	3.5%
European Investment Bank, 1.90%, 01/26/26	3.4%
U.S. Treasury Notes, 1.25%, 04/30/19	3.3%
Japan Government Ten Year Bond, 1.50%, 03/20/15	3.1%
Total	39.2%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

Portfolio holdings may have changed since the report date.

*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others. Bonds are issued and held in Japanese yen and euro.
[1]	Country weights may include issues via Samurai bonds issued in Japanese yen by non-Japanese entities and/or Yankee bonds issued in U.S. dollars by non-U.S. entities.
[2]	Includes forward foreign currency exposure.
[3]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Funds 17

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2012 and held through March 31, 2013.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/12	at 3/31/13	10/1/12–3/31/13

Laudus Mondrian International Equity Fund
Investor Shares
Actual Return	1.40%	$1,000	$1,083.00	$7.27
Hypothetical 5% Return	1.40%	$1,000	$1,017.95	$7.04
Select Shares
Actual Return	1.12%	$1,000	$1,083.90	$5.82
Hypothetical 5% Return	1.12%	$1,000	$1,019.35	$5.64
Institutional Shares
Actual Return	1.05%	$1,000	$1,084.50	$5.46
Hypothetical 5% Return	1.05%	$1,000	$1,019.70	$5.29

Laudus Mondrian Emerging Markets Fund
Investor Shares
Actual Return	1.80%	$1,000	$1,080.70	$9.34
Hypothetical 5% Return	1.80%	$1,000	$1,015.96	$9.05
Select Shares
Actual Return	1.52%	$1,000	$1,083.10	$7.89
Hypothetical 5% Return	1.52%	$1,000	$1,017.35	$7.64
Institutional Shares
Actual Return	1.45%	$1,000	$1,083.80	$7.53
Hypothetical 5% Return	1.45%	$1,000	$1,017.70	$7.29

Laudus Mondrian International Fixed Income Fund
Actual Return	0.69%	$1,000	$917.50	$3.30
Hypothetical 5% Return	0.69%	$1,000	$1,021.49	$3.48

Laudus Mondrian Global Fixed Income Fund
Actual Return	0.33%	$1,000	$943.50	$1.60
Hypothetical 5% Return	0.33%	$1,000	$1,023.29	$1.66

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

18 Laudus Mondrian Funds

Laudus Mondrian International Equity Fund

Financial Statements

Financial Highlights

	4/1/12–	4/1/11–	4/1/10–	4/1/09–	6/16/08[1]–
Investor Shares	3/31/13	3/31/12	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	7.19	7.73	7.52	5.43	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.21 [2]	0.26 [2]	0.16 [2]	0.18 [2]	0.07
Net realized and unrealized gains (losses)	0.26	(0.45)	0.28	2.02	(4.59)

Total from investment operations	0.47	(0.19)	0.44	2.20	(4.52)
Less distributions:
Distributions from net investment income	(0.22)	(0.30)	(0.23)	(0.11)	(0.05)
Distributions from net realized gains	(0.01)	(0.05)	—	—	(0.00)[3]

Total distributions	(0.23)	(0.35)	(0.23)	(0.11)	(0.05)

Net asset value at end of period	7.43	7.19	7.73	7.52	5.43

Total return (%)	6.79	(2.02)	5.94	40.53	(45.31)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.40	1.40	1.40	1.40	1.39 [5,6]
Gross operating expenses	1.51	1.63	1.63	1.60	2.78 [5]
Net investment income (loss)	3.03	3.49	2.19	2.47	2.46 [5]
Portfolio turnover rate	29	35	33	14	8 [4]
Net assets, end of period ($ x 1,000)	926	1,048	1,009	403	168

	4/1/12–	4/1/11–	4/1/10–	4/1/09–	6/16/08[1]–
Select Shares	3/31/13	3/31/12	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	7.20	7.75	7.53	5.44	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.24 [2]	0.26 [2]	0.21 [2]	0.18 [2]	0.12
Net realized and unrealized gains (losses)	0.26	(0.44)	0.25	2.03	(4.63)

Total from investment operations	0.50	(0.18)	0.46	2.21	(4.51)
Less distributions:
Distributions from net investment income	(0.24)	(0.32)	(0.24)	(0.12)	(0.05)
Distributions from net realized gains	(0.01)	(0.05)	—	—	(0.00)[3]

Total distributions	(0.25)	(0.37)	(0.24)	(0.12)	(0.05)

Net asset value at end of period	7.45	7.20	7.75	7.53	5.44

Total return (%)	7.18	(1.82)	6.20	40.68	(45.16)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.12	1.12	1.12	1.12	1.12 [5]
Gross operating expenses	1.26	1.40	1.36	1.31	3.10 [5]
Net investment income (loss)	3.37	3.51	2.86	2.43	2.22 [5]
Portfolio turnover rate	29	35	33	14	8 [4]
Net assets, end of period ($ x 1,000)	768	938	542	458	90

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Distribution from realized gains is less than $0.01.
4 Not annualized.
5 Annualized.
6 The ratio of net operating expenses would have been 1.40%, if custody credits had not been included.

See financial notes 19

 Laudus Mondrian International Equity Fund

Financial Highlights continued

	4/1/12–	4/1/11–	4/1/10–	4/1/09–	6/16/08[1]–
Institutional Shares	3/31/13	3/31/12	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	7.22	7.76	7.54	5.44	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.23 [2]	0.29 [2]	0.23 [2]	0.21 [2]	0.08
Net realized and unrealized gains (losses)	0.27	(0.46)	0.24	2.02	(4.59)

Total from investment operations	0.50	(0.17)	0.47	2.23	(4.51)
Less distributions:
Distributions from net investment income	(0.25)	(0.32)	(0.25)	(0.13)	(0.05)
Distributions from net realized gains	(0.01)	(0.05)	—	—	(0.00)[3]

Total distributions	(0.26)	(0.37)	(0.25)	(0.13)	(0.05)

Net asset value at end of period	7.46	7.22	7.76	7.54	5.44

Total return (%)	7.10	(1.63)	6.28	40.90	(45.15)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	1.05	1.05	1.05	1.05 [5]
Gross operating expenses	1.11	1.23	1.21	1.24	2.11 [5]
Net investment income (loss)	3.22	3.92	3.08	2.90	2.52 [5]
Portfolio turnover rate	29	35	33	14	8 [4]
Net assets, end of period ($ x 1,000)	127,709	119,049	126,758	85,424	18,694

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Distribution from realized gains is less than $0.01.
4 Not annualized.
5 Annualized.

20 See financial notes

 Laudus Mondrian International Equity Fund

Portfolio Holdings as of March 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

97.7%	Common Stock	112,528,155	126,488,618
2.3%	Other Investment Company	2,973,728	2,973,728

100.0%	Total Investments	115,501,883	129,462,346
0.0%	Other Assets and Liabilities, Net		(59,414)

100.0%	Net Assets		129,402,932

	Number	Value
Security	of Shares	($)

Common Stock 97.7% of net assets

Australia 4.2%

Insurance 4.2%
AMP Ltd.	442,917	2,413,063
QBE Insurance Group Ltd.	213,740	3,021,748

		5,434,811

France 13.7%

Banks 0.7%
Societe Generale S.A. *	28,354	933,499

Capital Goods 2.7%
Compagnie de Saint-Gobain	93,580	3,474,954

Energy 2.7%
Total S.A.	72,350	3,465,126

Food & Staples Retailing 2.2%
Carrefour S.A.	103,848	2,844,734

Pharmaceuticals, Biotechnology & Life Sciences 3.3%
Sanofi	41,985	4,281,854

Telecommunication Services 2.1%
France Telecom S.A.	268,475	2,720,413

		17,720,580

Germany 5.8%

Automobiles & Components 0.5%
Daimler AG - Reg’d	10,509	573,133

Telecommunication Services 2.9%
Deutsche Telekom AG - Reg’d	357,015	3,779,469

Utilities 2.4%
RWE AG	84,111	3,139,933

		7,492,535

Israel 2.8%

Pharmaceuticals, Biotechnology & Life Sciences 2.8%
Teva Pharmaceutical Industries Ltd. ADR	91,600	3,634,688

Italy 2.8%

Banks 0.5%
Intesa Sanpaolo S.p.A.	409,476	603,323

Energy 2.3%
Eni S.p.A.	135,148	3,025,747

		3,629,070

Japan 20.4%

Automobiles & Components 3.2%
Toyota Motor Corp.	80,500	4,151,044

Food & Staples Retailing 2.8%
Seven & I Holdings Co., Ltd.	111,200	3,689,567

Household & Personal Products 3.1%
Kao Corp.	125,000	4,042,738

Insurance 3.0%
Tokio Marine Holdings, Inc.	132,200	3,824,595

Pharmaceuticals, Biotechnology & Life Sciences 3.5%
Takeda Pharmaceutical Co., Ltd.	82,200	4,503,141

Semiconductors & Semiconductor Equipment 1.3%
Tokyo Electron Ltd.	38,600	1,646,841

Technology Hardware & Equipment 3.5%
Canon, Inc.	123,300	4,531,273

		26,389,199

Netherlands 5.5%

Food & Staples Retailing 3.2%
Koninklijke Ahold N.V.	268,359	4,114,021

Media 2.3%
Reed Elsevier N.V.	179,223	3,072,540

		7,186,561

Singapore 3.5%

Banks 2.0%
United Overseas Bank Ltd.	157,535	2,597,112

Telecommunication Services 1.5%
Singapore Telecommunications Ltd.	653,000	1,893,301

		4,490,413

Spain 6.0%

Banks 1.0%
Banco Santander S.A.	185,084	1,253,877

Telecommunication Services 2.4%
Telefonica S.A.	234,273	3,174,060

Utilities 2.6%
Iberdrola S.A.	713,907	3,337,421

		7,765,358

See financial notes 21

 Laudus Mondrian International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Switzerland 9.8%

Capital Goods 3.4%
ABB Ltd. - Reg’d *	195,861	4,446,365

Insurance 2.9%
Zurich Insurance Group AG *	13,522	3,774,659

Pharmaceuticals, Biotechnology & Life Sciences 3.5%
Novartis AG - Reg’d	63,543	4,528,831

		12,749,855

Taiwan 1.9%

Semiconductors & Semiconductor Equipment 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	720,154	2,411,979

United Kingdom 21.3%

Energy 5.5%
BP plc	516,923	3,635,003
Royal Dutch Shell plc, Class A	108,907	3,527,148

		7,162,151

Food & Staples Retailing 3.3%
Tesco plc	735,211	4,273,877

Food, Beverage & Tobacco 3.4%
Unilever plc	102,226	4,323,866

Pharmaceuticals, Biotechnology & Life Sciences 3.3%
GlaxoSmithKline plc	181,494	4,250,051

Telecommunication Services 2.6%
Vodafone Group plc	1,195,760	3,393,184

Utilities 3.2%
National Grid plc	359,770	4,180,440

		27,583,569

Total Common Stock
(Cost $112,528,155)		126,488,618

Other Investment Company 2.3% of net assets

United States 2.3%
State Street Institutional U.S. Government Money Market Fund	2,973,728	2,973,728

Total Other Investment Company
(Cost $2,973,728)		2,973,728

End of Investments.

At 03/31/13, the tax basis cost of the fund’s investments was $119,734,492 and the unrealized appreciation and depreciation were $14,843,814 and ($5,115,960), respectively, with a net unrealized appreciation of $9,727,854.

At 03/31/13, the values of certain foreign securities held by the fund aggregating $122,853,930 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.

ADR —	American Depositary Receipt
Reg’d —	Registered

AUD —	Australian dollar
USD —	U.S. dollar

In addition to the above, the fund held the following at 03/31/13:

			Amount of		Amount of	Unrealized
		Currency	Currency	Currency	Currency	Gains /
		to be	to be	to be	to be	(Losses)
Expiration Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Exchange Contracts

04/30/2013	State Street Bank London	AUD	386,000	USD	401,075	3,961
04/30/2013	State Street Bank London	USD	4,535,986	AUD	4,365,500	(7,085)

Net unrealized losses on Forward Foreign Currency Exchange Contracts						(3,124)

22 See financial notes

 Laudus Mondrian International Equity Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2013 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$122,853,930	$—	$122,853,930
Israel[1]	3,634,688	—	—	3,634,688
Other Investment Company[1]	2,973,728	—	—	2,973,728

Total	$6,608,416	$122,853,930	$—	$129,462,346

Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$3,961	$—	$—	$3,961

Liabilities Valuation Input

Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	($7,085)	$—	$—	($7,085)

[1]	As categorized in Portfolio Holdings.
[2]	Forward foreign currency exchange contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2013.

See financial notes 23

 Laudus Mondrian International Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2013

Assets

Investments, at value (cost $115,501,883)		$129,462,346
Foreign currency, at value (cost $219,122)		220,430
Receivables:
Investments sold		85,874
Fund shares sold		354,150
Dividends		299,293
Foreign tax reclaims		72,821
Interest		31
Unrealized gains on forward foreign currency exchange contracts		3,961
Prepaid expenses	+	504

Total assets		130,499,410

Liabilities

Payables:
Fund shares redeemed		1,004,756
Trustees’ retirement plan		9,407
Investment adviser fees		8,256
Distribution and shareholder services fees		198
Unrealized losses on forward foreign currency exchange contracts		7,085
Accrued expenses	+	66,776

Total liabilities		1,096,478

Net Assets

Total assets		130,499,410
Total liabilities	−	1,096,478

Net assets		$129,402,932

Net Assets by Source
Capital received from investors		123,847,592
Net investment income not yet distributed		358,475
Net realized capital losses		(8,759,928)
Net unrealized capital gains		13,956,793

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$925,802		124,612		$7.43
Select Shares	$768,035		103,061		$7.45
Institutional Shares	$127,709,095		17,107,929		$7.46

24 See financial notes

 Laudus Mondrian International Equity Fund

Statement of
Operations
For April 1, 2012 through March 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $452,650)		$5,343,325
Interest	+	535

Total investment income		5,343,860

Expenses

Investment adviser fees		1,062,422
Transfer agent fees		66,194
Accounting and administration fees		55,379
Custodian fees		54,388
Professional fees		51,645
Registration fees		51,170
Shareholder reports		28,348
Trustees’ fees		10,152
Distribution and shareholder services fees (Investor Shares)		2,452
Interest expense		558
Sub-Accounting fees:
Investor Shares		1,471
Select Shares		1,363
Other expenses	+	11,119

Total expenses		1,396,661
Expense reduction by adviser	−	79,688

Net expenses	−	1,316,973

Net investment income		4,026,887

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(4,245,138)
Net realized losses on foreign currency transactions	+	(133,088)

Net realized losses		(4,378,226)
Net unrealized gains on investments		10,694,622
Net unrealized losses on foreign currency translations	+	(103,689)

Net unrealized gains	+	10,590,933

Net realized and unrealized gains		6,212,707

Increase in net assets resulting from operations		$10,239,594

See financial notes 25

 Laudus Mondrian International Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/12-3/31/13			4/1/11-3/31/12
Net investment income		$4,026,887	$4,530,426
Net realized losses		(4,378,226)	(1,473,407)
Net unrealized gains (losses)	+	10,590,933	(5,078,186)

Increase (Decrease) in net assets from operations		10,239,594	(2,021,167)

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(33,632)	(37,920)
Select Shares		(29,735)	(33,152)
Institutional Shares	+	(4,313,796)	(4,492,574)

Total distributions from net investment income		(4,377,163)	(4,563,646)

Distributions from net realized gains
Investor Shares		(1,706)	(6,945)
Select Shares		(1,396)	(5,635)
Institutional Shares	+	(198,154)	(754,808)

Total distributions from net realized gains		(201,256)	(767,388)

Total distributions		($4,578,419)	($5,331,034)

Transactions in Fund Shares

		4/1/12-3/31/13		4/1/11-3/31/12
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		44,154	$311,393	39,428	$286,492
Select Shares		22,527	155,000	79,974	566,993
Institutional Shares	+	4,855,296	33,971,105	5,640,658	39,744,766

Total shares sold		4,921,977	$34,437,498	5,760,060	$40,598,251

Shares Reinvested
Investor Shares		4,419	$30,979	5,842	$38,263
Select Shares		3,437	24,160	4,753	31,185
Institutional Shares	+	164,511	1,158,160	175,236	1,151,298

Total shares reinvested		172,367	$1,213,299	185,831	$1,220,746

Shares Redeemed
Investor Shares		(69,754)	($494,542)	(29,976)	($222,879)
Select Shares		(53,085)	(386,915)	(24,514)	(174,619)
Institutional Shares	+	(4,409,158)	(32,062,468)	(5,649,094)	(41,343,557)

Total shares redeemed		(4,531,997)	($32,943,925)	(5,703,584)	($41,741,055)

Net transactions in fund shares		562,347	$2,706,872	242,307	$77,942

Shares Outstanding and Net Assets

		4/1/12-3/31/13		4/1/11-3/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		16,773,255	$121,034,885	16,530,948	$128,309,144
Total increase or decrease	+	562,347	8,368,047	242,307	(7,274,259)

End of period		17,335,602	$129,402,932	16,773,255	$121,034,885

Net investment income not yet distributed			$358,475		$843,261

26 See financial notes

Laudus Mondrian Emerging Markets Fund

Financial Statements

Financial Highlights

	4/1/12–	4/1/11–	4/1/10–	4/1/09–		4/1/08–
Investor Shares	3/31/13	3/31/12	3/31/11	3/31/10		3/31/09

Per-Share Data ($)

Net asset value at beginning of period	9.48	9.67	8.79	5.33		9.29

Income (loss) from investment operations:
Net investment income (loss)	0.12 [1]	0.16 [1]	0.14 [1]	0.09	[1]	0.11
Net realized and unrealized gains (losses)	0.42	(0.20)	0.90	3.46		(4.01)

Total from investment operations	0.54	(0.04)	1.04	3.55		(3.90)
Less distributions:
Distributions from net investment income	(0.18)	(0.08)	(0.16)	(0.09)		(0.06)
Distributions from net realized gains	—	(0.07)	—	—		—

Total distributions	(0.18)	(0.15)	(0.16)	(0.09)		(0.06)

Net asset value at end of period	9.84	9.48	9.67	8.79		5.33

Total return (%)	5.79	(0.19)	11.89	66.74		(42.02)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.80	1.80	1.80	1.81	[2]	1.80
Gross operating expenses	1.89	1.90	1.91	2.08		2.46
Net investment income (loss)	1.33	1.74	1.56	1.17		1.54
Portfolio turnover rate	59	43	33	44		52
Net assets, end of period ($ x 1,000)	11,716	9,639	10,862	9,437		1,927

	4/1/12–	4/1/11–	4/1/10–	4/1/09–		4/1/08–
Select Shares	3/31/13	3/31/12	3/31/11	3/31/10		3/31/09

Per-Share Data ($)

Net asset value at beginning of period	9.49	9.68	8.80	5.34		9.31

Income (loss) from investment operations:
Net investment income (loss)	0.12 [1]	0.18 [1]	0.17 [1]	0.10	[1]	0.08
Net realized and unrealized gains (losses)	0.45	(0.19)	0.90	3.47		(3.97)

Total from investment operations	0.57	(0.01)	1.07	3.57		(3.89)
Less distributions:
Distributions from net investment income	(0.21)	(0.11)	(0.19)	(0.11)		(0.08)
Distributions from net realized gains	—	(0.07)	—	—		—

Total distributions	(0.21)	(0.18)	(0.19)	(0.11)		(0.08)

Net asset value at end of period	9.85	9.49	9.68	8.80		5.34

Total return (%)	6.15	0.15	12.18	66.91		(41.82)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.52	1.52	1.52	1.53	[3]	1.52
Gross operating expenses	1.66	1.66	1.66	1.78		2.23
Net investment income (loss)	1.24	1.94	1.83	1.17		1.70
Portfolio turnover rate	59	43	33	44		52
Net assets, end of period ($ x 1,000)	18,340	5,993	5,554	4,531		559

1 Calculated based on the average shares outstanding during the period.
2 The ratio of net operating expenses would have been 1.80% if certain non-routine expenses (proxy expense) had not been incurred.
3 The ratio of net operating expenses would have been 1.52% if certain non-routine expenses (proxy expense) had not been incurred.

See financial notes 27

 Laudus Mondrian Emerging Markets Fund

Financial Highlights continued

	4/1/12–	4/1/11–	4/1/10–	4/1/09–		4/1/08–
Institutional Shares	3/31/13	3/31/12	3/31/11	3/31/10		3/31/09

Per-Share Data ($)

Net asset value at beginning of period	9.49	9.68	8.80	5.33		9.29

Income (loss) from investment operations:
Net investment income (loss)	0.16 [1]	0.19 [1]	0.15 [1]	0.14	[1]	0.10
Net realized and unrealized gains (losses)	0.42	(0.19)	0.92	3.44		(3.98)

Total from investment operations	0.58	—	1.07	3.58		(3.88)
Less distributions:
Distributions from net investment income	(0.22)	(0.12)	(0.19)	(0.11)		(0.08)
Distributions from net realized gains	—	(0.07)	—	—		—

Total distributions	(0.22)	(0.19)	(0.19)	(0.11)		(0.08)

Net asset value at end of period	9.85	9.49	9.68	8.80		5.33

Total return (%)	6.21	0.23	12.25	67.27		(41.78)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.45	1.45	1.45	1.46	[2]	1.45
Gross operating expenses	1.49	1.50	1.51	1.70		2.13
Net investment income (loss)	1.70	2.07	1.69	1.79		1.94
Portfolio turnover rate	59	43	33	44		52
Net assets, end of period ($ x 1,000)	141,536	148,187	171,432	90,486		25,234

1 Calculated based on the average shares outstanding during the period.
2 The ratio of net operating expenses would have been 1.45% if certain non-routine expenses (proxy expense) had not been incurred.

28 See financial notes

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings as of March 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

89.0%	Common Stock	131,685,702	152,799,747
7.8%	Preferred Stock	13,377,066	13,322,319
2.2%	Other Investment Company	3,799,126	3,799,126

99.0%	Total Investments	148,861,894	169,921,192
1.0%	Other Assets and Liabilities, Net		1,671,298

100.0%	Net Assets		171,592,490

	Number	Value
Security	of Shares	($)

Common Stock 89.0% of net assets

Brazil 6.3%

Materials 0.7%
Vale S.A. ADR	73,400	1,269,086

Software & Services 0.2%
Cielo S.A.	12,800	377,080

Transportation 3.4%
CCR S.A.	325,500	3,308,558
EcoRodovias Infraestrutura e Logistica S.A.	293,200	2,523,196

		5,831,754

Utilities 2.0%
CPFL Energia S.A. ADR	159,500	3,339,930

		10,817,850

Chile 2.5%

Utilities 2.5%
Enersis S.A. ADR	221,800	4,267,432

China 14.5%

Capital Goods 1.5%
Beijing Enterprises Holdings Ltd.	327,000	2,522,055

Energy 2.0%
China Shenhua Energy Co., Ltd., Class H	941,500	3,435,198

Health Care Equipment & Services 2.1%
Mindray Medical International Ltd. ADR	91,300	3,646,522

Household & Personal Products 1.8%
Hengan International Group Co., Ltd.	318,500	3,124,611

Retailing 1.9%
Belle International Holdings Ltd.	1,903,392	3,180,299

Telecommunication Services 3.6%
China Mobile Ltd.	587,000	6,225,948

Utilities 1.6%
China Resources Power Holdings Co., Ltd.	892,000	2,671,917

		24,806,550

Hong Kong 2.6%

Consumer Services 2.6%
Sands China Ltd.	867,200	4,512,423

India 8.0%

Automobiles & Components 1.1%
Tata Motors Ltd.	382,603	1,866,608

Banks 3.5%
Axis Bank Ltd.	107,854	2,589,664
Housing Development Finance Corp., Ltd.	230,497	3,512,109

		6,101,773

Capital Goods 1.9%
Larsen & Toubro Ltd.	131,891	3,324,537

Diversified Financials 1.5%
Rural Electrification Corp., Ltd.	650,124	2,498,841

		13,791,759

Indonesia 7.2%

Automobiles & Components 1.5%
PT Astra International Tbk	3,231,000	2,636,389

Banks 3.4%
PT Bank Mandiri (Persero) Tbk	1,363,000	1,407,734
PT Bank Rakyat Indonesia (Persero) Tbk	4,819,500	4,356,105

		5,763,839

Utilities 2.3%
PT Perusahaan Gas Negara (Persero) Tbk	6,374,500	3,911,849

		12,312,077

Kazakhstan 1.5%

Energy 1.5%
KazMunaiGas Exploration Production GDR	132,397	2,515,543

Mexico 8.6%

Banks 3.0%
Grupo Financiero Santander Mexico S.A.B. de C.V., Class B ADR *	337,500	5,207,625

Materials 3.0%
Grupo Mexico S.A.B. de C.V., Series B	1,283,533	5,184,449

Real Estate 0.6%
Fibra Uno Administracion S.A. de C.V.	325,100	1,072,572

See financial notes 29

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 2.0%
America Movil S.A.B. de C.V., Series L ADR	161,500	3,385,040

		14,849,686

Peru 3.6%

Banks 3.6%
Credicorp Ltd.	36,794	6,109,644

Philippines 2.6%

Telecommunication Services 2.6%
Philippine Long Distance Telephone Co. ADR	63,100	4,476,314

Republic of Korea 7.5%

Automobiles & Components 3.6%
Hyundai Mobis	22,297	6,259,323

Banks 1.1%
KB Financial Group, Inc.	57,150	1,909,165

Semiconductors & Semiconductor Equipment 2.8%
Samsung Electronics Co., Ltd.	3,467	4,725,623

		12,894,111

Russia 3.9%

Banks 1.9%
Sberbank of Russia ADR	263,230	3,356,183

Energy 2.0%
Gazprom OAO ADR	403,593	3,430,540

		6,786,723

South Africa 3.5%

Food, Beverage & Tobacco 3.5%
SABMiller plc	79,687	4,206,786
Tiger Brands Ltd.	53,937	1,724,724

		5,931,510

Taiwan 2.9%

Semiconductors & Semiconductor Equipment 2.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,471,719	4,929,162

Thailand 4.2%

Banks 1.5%
Kasikornbank PCL NVDR	356,000	2,536,965

Energy 2.7%
PTT PCL	426,400	4,717,555

		7,254,520

Turkey 6.6%

Banks 1.5%
Turkiye Garanti Bankasi A/S	487,278	2,587,552

Energy 2.6%
Tupras-Turkiye Petrol Rafinerileri A/S	148,971	4,480,676

Telecommunication Services 2.5%
Turk Telekomunikasyon A/S	967,492	4,289,341

		11,357,569

United States 3.0%

Consumer Services 3.0%
Yum! Brands, Inc.	72,100	5,186,874

Total Common Stock
(Cost $131,685,702)		152,799,747

Preferred Stock 7.8% of net assets

Brazil 7.8%

Banks 2.4%
Itausa - Investimentos Itau S.A.	783,223	4,089,077

Energy 1.9%
Petroleo Brasileiro S.A.	361,400	3,281,797

Food, Beverage & Tobacco 1.7%
Companhia de Bebidas das Americas ADR	68,900	2,916,537

Materials 1.8%
Vale S.A. ADR	183,600	3,034,908

Total Preferred Stock
(Cost $13,377,066)		13,322,319

Other Investment Company 2.2% of net assets

United States 2.2%
State Street Institutional U.S. Government Money Market Fund	3,799,126	3,799,126

Total Other Investment Company
(Cost $3,799,126)		3,799,126

End of Investments.

At 03/31/13, the tax basis cost of the fund’s investments was $152,656,067 and the unrealized appreciation and depreciation were $22,230,647 and ($4,965,522) respectively, with a net unrealized appreciation of $17,265,125.

At 03/31/13, the values of certain foreign securities held by the fund aggregating $89,425,604 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt

30 See financial notes

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Common Stock[1]	$—	$65,728,611	$—	$65,728,611
Brazil[1]	10,817,850	—	—	10,817,850
Chile[1]	4,267,432	—	—	4,267,432
China[1]	—	21,160,028	—	21,160,028
Health Care Equipment & Services	3,646,522	—	—	3,646,522
Kazakhstan[1]	2,515,543	—	—	2,515,543
Mexico[1]	14,849,686	—	—	14,849,686
Peru[1]	6,109,644	—	—	6,109,644
Philippines[1]	4,476,314	—	—	4,476,314
Russia[1]	6,786,723	—	—	6,786,723
Thailand[1]	—	2,536,965	—	2,536,965
Energy	4,717,555	—	—	4,717,555
United States[1]	5,186,874	—	—	5,186,874
Preferred Stock
Brazil[1]	13,322,319	—	—	13,322,319
Other Investment Company[1]	3,799,126	—	—	3,799,126

Total	$80,495,588	$89,425,604	$—	$169,921,192

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2013.

See financial notes 31

 Laudus Mondrian Emerging Markets Fund

Statement of
Assets and Liabilities
As of March 31, 2013

Assets

Investments, at value (cost $148,861,894)		$169,921,192
Foreign currency, at value (cost $4,538)		4,492
Cash		73,651
Receivables:
Investments sold		1,380,352
Fund shares sold		830,756
Dividends		506,374
Interest		47
Prepaid expenses	+	562

Total assets		172,717,426

Liabilities

Payables:
Investments bought		961,160
Foreign capital gains tax		25,223
Fund shares redeemed		21,113
Investment adviser fees		15,845
Trustees’ retirement plan		12,289
Distribution and shareholder services fees		2,357
Accrued expenses	+	86,949

Total liabilities		1,124,936

Net Assets

Total assets		172,717,426
Total liabilities	−	1,124,936

Net assets		$171,592,490

Net Assets by Source
Capital received from investors		154,007,127
Distributions in excess of net investment income		(431,830)
Net realized capital losses		(3,014,681)
Net unrealized capital gains		21,031,874

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$11,715,860		1,190,188		$9.84
Select Shares	$18,340,411		1,861,845		$9.85
Institutional Shares	$141,536,219		14,375,754		$9.85

32 See financial notes

 Laudus Mondrian Emerging Markets Fund

Statement of
Operations
For April 1, 2012 through March 31, 2013

Investment Income

Dividends (net of foreign withholding taxes of $556,379)		$4,772,336
Interest	+	908

Total investment income		4,773,244

Expenses

Investment adviser fees		1,830,423
Custodian fees		167,088
Registration fees		58,324
Accounting and administration fees		55,067
Transfer agent fees		48,154
Professional fees		47,599
Distribution and shareholder services fees (Investor Shares)		22,890
Shareholder reports		17,793
Trustees’ fees		10,835
Interest expense		1,083
Sub-Accounting fees:
Investor Shares		13,734
Select Shares		12,757
Other expenses	+	37,102

Total expenses		2,322,849
Expense reduction by adviser	−	72,040
Custody credits	−	9

Net expenses	−	2,250,800

Net investment income		2,522,444

Realized and Unrealized Gains (Losses)

Net realized gains on investments (net of foreign capital gain tax of $99,026)		3,966,952
Net realized losses on foreign currency transactions	+	(63,231)

Net realized gains		3,903,721
Net unrealized gains on investments (net of foreign capital gain tax of $70,095)		598,722
Net unrealized gains on foreign currency translations	+	1,010

Net unrealized gains	+	599,732

Net realized and unrealized gains		4,503,453

Increase in net assets resulting from operations		$7,025,897

See financial notes 33

 Laudus Mondrian Emerging Markets Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/12-3/31/13			4/1/11-3/31/12
Net investment income		$2,522,444	$3,500,032
Net realized gains (losses)		3,903,721	(3,564,236)
Net unrealized gains (losses)	+	599,732	(3,373,353)

Increase (Decrease) in net assets from operations		7,025,897	(3,437,557)

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(150,634)	(82,516)
Select Shares		(158,060)	(59,709)
Institutional Shares	+	(2,625,495)	(2,048,494)

Total distributions from net investment income		(2,934,189)	(2,190,719)

Distributions from net realized gains
Investor Shares		—	(65,430)
Select Shares		—	(35,369)
Institutional Shares	+	—	(1,142,733)

Total distributions from net realized gains		—	(1,243,532)

Total distributions		($2,934,189)	($3,434,251)

Transactions in Fund Shares

		4/1/12-3/31/13		4/1/11-3/31/12
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		723,066	$6,936,602	256,309	$2,331,282
Select Shares		1,431,143	13,881,930	187,962	1,759,882
Institutional Shares	+	5,121,491	48,541,221	6,203,079	55,733,439

Total shares sold		7,275,700	$69,359,753	6,647,350	$59,824,603

Shares Reinvested
Investor Shares		14,034	$133,044	16,520	$134,146
Select Shares		9,887	93,627	6,727	54,686
Institutional Shares	+	196,735	1,863,081	268,366	2,179,133

Total shares reinvested		220,656	$2,089,752	291,613	$2,367,965

Shares Redeemed
Investor Shares		(563,261)	($5,253,660)	(380,186)	($3,415,881)
Select Shares		(210,354)	(1,999,501)	(137,130)	(1,250,573)
Institutional Shares	+	(6,558,415)	(60,513,624)	(8,566,475)	(74,683,725)

Total shares redeemed		(7,332,030)	($67,766,785)	(9,083,791)	($79,350,179)

Net transactions in fund shares		164,326	$3,682,720	(2,144,828)	($17,157,611)

Shares Outstanding and Net Assets

		4/1/12-3/31/13		4/1/11-3/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		17,263,461	$163,818,062	19,408,289	$187,847,481
Total increase or decrease	+	164,326	7,774,428	(2,144,828)	(24,029,419)

End of period		17,427,787	$171,592,490	17,263,461	$163,818,062

(Distributions in excess of net investment income)/Net investment income not yet distributed			($431,830)		$67,444

34 See financial notes

Laudus Mondrian International Fixed Income Fund

Financial Statements

Financial Highlights

	4/1/12–	4/1/11–	4/1/10–	4/1/09–	4/1/08–
	3/31/13	3/31/12	3/31/11	3/31/10[1]	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	11.61	11.86	11.20	10.32	11.29

Income (loss) from investment operations:
Net investment income (loss)	0.15	0.20	0.16	0.26	0.27
Net realized and unrealized gains (losses)	(0.53)	0.09	0.71	1.06	(0.86)

Total from investment operations	(0.38)	0.29	0.87	1.32	(0.59)
Less distributions:
Distributions from net investment income	(0.15)	(0.46)	(0.20)	(0.42)	(0.38)
Distributions from net realized gains	(0.07)	(0.08)	(0.01)	(0.02)	—

Total distributions	(0.22)	(0.54)	(0.21)	(0.44)	(0.38)

Net asset value at end of period	11.01	11.61	11.86	11.20	10.32

Total return (%)	(3.41)	2.48	7.86	12.85	(5.40)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.69	0.71	0.74	0.76 [2]	0.75
Gross operating expenses	0.69	0.71	0.74	0.79	0.87
Net investment income (loss)	1.27	1.51	1.67	2.42	2.24
Portfolio turnover rate	44	68	58	67	92
Net assets, end of period ($ x 1,000)	741,235	881,405	966,800	279,274	64,562

1 Effective July 27, 2009, all outstanding Investor Shares and Select Shares were converted into Institutional Shares. The figures in the Financial Highlights reflect only the remaining share class.
2 The ratio of net operating expenses would have been 0.75% if certain non-routine expenses (proxy expense) had not been incurred.

See financial notes 35

 Laudus Mondrian International Fixed Income Fund

Portfolio Holdings as of March 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

72.2%	Government Bonds	537,094,269	535,240,173
8.8%	Government Agency Obligations	72,816,217	65,510,510
4.8%	Corporate Bonds	36,300,052	35,928,596
12.0%	Supranational	91,324,118	88,854,558
0.9%	Other Investment Company	6,286,949	6,286,949

98.7%	Total Investments	743,821,605	731,820,786
1.3%	Other Assets and Liabilities, Net		9,414,034

100.0%	Net Assets		741,234,820

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)

Government Bonds 72.2% of net assets

Australia 4.8%
Australia Government Bond
5.25%, 03/15/19 (AUD)	8,300,000	9,637,444
5.75%, 05/15/21 (AUD)	21,000,000	25,635,442

		35,272,886

Austria 4.2%
Austria Government Bond
6.25%, 07/15/27 (EUR)	16,000,000	30,850,580

Denmark 4.0%
Denmark Government International Bond
3.13%, 03/17/14 (EUR)	22,500,000	29,668,619

Finland 4.3%
Finland Government Bond
5.38%, 07/04/13 (EUR)	19,000,000	24,687,370
3.50%, 04/15/21 (EUR)	4,600,000	6,879,757

		31,567,127

France 4.1%
France Government Bond OAT
5.75%, 10/25/32 (EUR)	16,500,000	30,251,065

Germany 4.0%
Bundesobligation
0.50%, 02/23/18 (EUR)	12,000,000	15,520,142
Bundesrepublik Deutschland
2.50%, 01/04/21 (EUR)	9,700,000	13,983,981

		29,504,123

Japan 18.4%
Japan Government Five Year Bond
0.40%, 09/20/15 (JPY)	2,600,000,000	27,851,473
Japan Government Ten Year Bond
1.90%, 06/20/16 (JPY)	2,900,000,000	32,605,538
1.50%, 09/20/18 (JPY)	3,250,000,000	37,055,489
1.30%, 06/20/20 (JPY)	695,000,000	7,920,748
Japan Government Thirty Year Bond
2.40%, 12/20/34 (JPY)	2,500,000,000	31,194,561

		136,627,809

Malaysia 3.1%
Malaysia Government Bond
3.17%, 07/15/16 (MYR)	18,800,000	6,094,230
3.26%, 03/01/18 (MYR)	22,500,000	7,282,995
3.48%, 03/15/23 (MYR)	30,000,000	9,703,365

		23,080,590

Mexico 4.7%
Mexico Government Bond
9.50%, 12/18/14 (MXN)	30,800,000	2,717,578
6.50%, 06/10/21 (MXN)	342,000,000	30,822,516
7.50%, 06/03/27 (MXN)	15,500,000	1,523,516

		35,063,610

Netherlands 3.4%
Netherlands Government Bond
2.75%, 01/15/15 (EUR) (c)	10,000,000	13,427,733
5.50%, 01/15/28 (EUR) (c)	6,600,000	12,029,682

		25,457,415

Poland 7.5%
Poland Government Bond
6.25%, 10/24/15 (PLN)	15,000,000	4,946,191
5.50%, 10/25/19 (PLN)	71,000,000	24,254,163
5.75%, 09/23/22 (PLN)	75,000,000	26,361,199

		55,561,553

Sweden 9.7%
Sweden Government Bond
4.50%, 08/12/15 (SEK)	78,000,000	12,937,643
5.00%, 12/01/20 (SEK)	170,000,000	32,536,313

36 See financial notes

 Laudus Mondrian International Fixed Income Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)
3.50%, 06/01/22 (SEK)	152,000,000	26,860,840

		72,334,796

Total Government Bonds
(Cost $537,094,269)		535,240,173

Government Agency Obligations 8.8% of net assets

Germany 7.6%
Bayerische Landesbank
1.40%, 04/22/13 (JPY)	3,550,000,000	37,734,575
Kreditanstalt fuer Wiederaufbau
2.05%, 02/16/26 (JPY) (d)	1,500,000,000	18,499,469

		56,234,044

Japan 1.2%
Development Bank of Japan, Inc.
1.75%, 03/17/17 (JPY)	820,000,000	9,276,466

Total Government Agency Obligations
(Cost $72,816,217)		65,510,510

Corporate Bonds 4.8% of net assets

Netherlands 1.0%
ING Bank N.V.
6.13%, 05/29/23 (EUR) (a)(b)	5,420,000	7,498,127

Norway 2.1%
Eksportfinans ASA
1.60%, 03/20/14 (JPY)	1,500,000,000	15,593,754

United Kingdom 1.7%
HSBC Holdings plc
6.25%, 03/19/18 (EUR)	500,000	762,409
6.00%, 06/10/19 (EUR)	4,500,000	6,897,640
Lloyds TSB Bank plc
5.38%, 09/03/19 (EUR)	3,300,000	5,176,666

		12,836,715

Total Corporate Bonds
(Cost $36,300,052)		35,928,596

Supranational 12.0% of net assets

Asian Development Bank
2.35%, 06/21/27 (JPY)	1,800,000,000	22,779,585
European Investment Bank
1.40%, 06/20/17 (JPY)	2,270,000,000	25,411,219
1.90%, 01/26/26 (JPY)	910,000,000	10,652,022
Nordic Investment Bank
1.70%, 04/27/17 (JPY)	2,650,000,000	30,011,732

Total Supranational
(Cost $91,324,118)		88,854,558

	Number	Value
Security	of Shares	($)

Other Investment Company 0.9% of net assets

United States 0.9%
State Street Institutional U.S. Government Money Market Fund	6,286,949	6,286,949

Total Other Investment Company
(Cost $6,286,949)		6,286,949

End of Investments.

At 03/31/13, the tax basis cost of the fund’s investments was $745,946,553 and the unrealized appreciation and depreciation were $19,764,204 and ($33,889,971), respectively, with a net depreciation of ($14,125,767).

(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $25,457,415 or 3.4% of net assets.
(d)	Guaranteed by the Republic of Germany.

AUD —	Australian dollar
EUR —	euro currency
JPY —	Japanese yen
MXN —	Mexican peso
MYR —	Malaysian ringgit
PLN —	Polish zloty
SEK —	Swedish krona
USD —	U.S. dollar

See financial notes 37

 Laudus Mondrian International Fixed Income Fund

Portfolio Holdings continued

In addition to the above, the fund held the following at 03/31/13:

			Amount of		Amount of	Unrealized
		Currency	Currency	Currency	Currency	Gains /
		to be	to be	to be	to be	(Losses)
Expiration Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Exchange Contracts

04/30/2013	State Street Bank London	AUD	1,046,000	USD	1,086,849	(5,969)
04/30/2013	State Street Bank London	AUD	784,000	USD	814,618	3,546
04/30/2013	State Street Bank London	USD	36,572,586	AUD	35,198,000	(235,931)

Net unrealized losses on Forward Foreign Currency Exchange Contracts						(238,354)

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2013 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Government Bonds[1]	$—	$535,240,173	$—	$535,240,173
Government Agency Obligations[1]	—	65,510,510	—	65,510,510
Corporate Bonds[1]	—	35,928,596	—	35,928,596
Supranational	—	88,854,558	—	88,854,558
Other Investment Company[1]	6,286,949	—	—	6,286,949

Total	$6,286,949	$725,533,837	$—	$731,820,786

Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$3,546	$—	$—	$3,546

Liabilities Valuation Input

Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	($241,900)	$—	$—	($241,900)

[1]	As categorized in Portfolio Holdings.
[2]	Forward foreign currency exchange contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2013.

38 See financial notes

 Laudus Mondrian International Fixed Income Fund

Statement of
Assets and Liabilities
As of March 31, 2013

Assets

Investments, at value (cost $743,821,605)		$731,820,786
Foreign currency, at value (cost $730,844)		730,424
Receivables:
Interest		9,042,829
Fund shares sold		1,250,490
Foreign tax reclaims		88,885
Unrealized gains on forward foreign currency exchange contracts		3,546
Prepaid expenses	+	3,822

Total assets		742,940,782

Liabilities

Payables:
Fund shares redeemed		1,286,136
Investment adviser fees		34,927
Trustees’ retirement plan		31,257
Unrealized losses on forward foreign currency exchange contracts		241,900
Accrued expenses	+	111,742

Total liabilities		1,705,962

Net Assets

Total assets		742,940,782
Total liabilities	−	1,705,962

Net assets		$741,234,820

Net Assets by Source
Capital received from investors		772,496,782
Distributions in excess of net investment income		(21,045,465)
Net realized capital gains		2,176,408
Net unrealized capital losses		(12,392,905)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$741,234,820		67,308,510		$11.01

See financial notes 39

 Laudus Mondrian International Fixed Income Fund

Statement of
Operations
For April 1, 2012 through March 31, 2013

Investment Income

Interest		$16,973,572

Expenses

Investment adviser fees		5,197,055
Custodian fees		318,322
Transfer agent fees		146,173
Registration fees		88,353
Accounting and administration fees		69,191
Professional fees		56,389
Shareholder reports		29,731
Trustees’ fees		24,599
Interest expense		46
Other expenses	+	24,268

Total expenses	−	5,954,127

Net investment income		11,019,445

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(15,499,684)
Net realized losses on foreign currency transactions	+	(676,379)

Net realized losses		(16,176,063)
Net unrealized losses on investments		(19,994,886)
Net unrealized losses on foreign currency translations	+	(675,973)

Net unrealized losses	+	(20,670,859)

Net realized and unrealized losses		(36,846,922)

Decrease in net assets resulting from operations		($25,827,477)

40 See financial notes

 Laudus Mondrian International Fixed Income Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/12-3/31/13			4/1/11-3/31/12
Net investment income		$11,019,445	$14,073,069
Net realized gains (losses)		(16,176,063)	33,121,436
Net unrealized losses	+	(20,670,859)	(14,298,273)

Increase (Decrease) in net assets from operations		(25,827,477)	32,896,232

Distributions to Shareholders

Distributions from net investment income		(11,505,215)	(33,490,040)
Distributions from net realized gains	+	(4,808,939)	(6,005,136)

Total distributions		($16,314,154)	($39,495,176)

Transactions in Fund Shares

		4/1/12-3/31/13		4/1/11-3/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		22,270,859	$260,158,454	32,819,253	$397,601,899
Shares reinvested		391,599	4,606,158	859,444	10,035,066
Shares redeemed	+	(31,283,162)	(362,792,774)	(39,254,809)	(486,433,210)

Net transactions in fund shares		(8,620,704)	($98,028,162)	(5,576,112)	($78,796,245)

Shares Outstanding and Net Assets

		4/1/12-3/31/13		4/1/11-3/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		75,929,214	$881,404,613	81,505,326	$966,799,802
Total decrease	+	(8,620,704)	(140,169,793)	(5,576,112)	(85,395,189)

End of period		67,308,510	$741,234,820	75,929,214	$881,404,613

(Distributions in excess of net investment income)/Net investment income not yet distributed			($21,045,465)		$3,073,428

See financial notes 41

Laudus Mondrian Global Fixed Income Fund

Financial Statements

Financial Highlights

7/10/12[1]–
3/31/13

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11
Net realized and unrealized gains (losses)	(0.40)

Total from investment operations	(0.29)
Less distributions:
Distributions from net investment income	(0.09)
Distributions from net realized gains	(0.01)

Total distributions	(0.10)

Net asset value at end of period	9.61

Total return (%)	(2.95)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.22 [3,4]
Gross operating expenses	1.28 [3]
Net investment income (loss)	1.56 [3]
Portfolio turnover rate	73 [2]
Net assets, end of period ($ x 1,000)	29,074

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio presented for the period ended March 31, 2013 is a blended ratio. Please see financial note 4 for additional information.

42 See financial notes

 Laudus Mondrian Global Fixed Income Fund

Portfolio Holdings as of March 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

63.8%	Government Bonds	19,260,961	18,536,121
0.5%	Government Agency Obligation	154,438	155,095
2.3%	Corporate Bonds	565,497	657,888
5.8%	Supranational	1,774,769	1,699,224
26.0%	U.S. Government Securities	7,561,851	7,561,730
0.9%	Other Investment Company	253,023	253,023

99.3%	Total Investments	29,570,539	28,863,081
0.7%	Other Assets and Liabilities, Net		211,319

100.0%	Net Assets		29,074,400

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)

Government Bonds 63.8% of net assets

Australia 7.7%
Australia Government Bond
4.50%, 10/21/14 (AUD)	105,000	112,139
4.75%, 06/15/16 (AUD)	265,000	291,768
5.25%, 03/15/19 (AUD)	450,000	522,512
4.50%, 04/15/20 (AUD)	465,000	522,853
5.75%, 05/15/21 (AUD)	645,000	787,374

		2,236,646

Brazil 4.7%
Brazil Notas do Tesouro Nacional
10.00%, 01/01/14 (BRL)	400,000	200,930
10.00%, 01/01/17 (BRL)	1,160,000	587,691
10.00%, 01/01/21 (BRL)	1,120,000	564,170

		1,352,791

Colombia 1.0%
Colombia Government International Bond
7.75%, 04/14/21 (COP)	396,000,000	276,647
4.38%, 03/21/23 (COP) (b)	33,000,000	18,753

		295,400

Denmark 1.6%
Denmark Government International Bond
3.13%, 03/17/14 (EUR)	350,000	461,512

Germany 2.7%
Bundesobligation
0.50%, 02/23/18 (EUR)	340,000	439,737
Bundesrepublik Deutschland
3.25%, 07/04/42 (EUR)	220,000	347,400

		787,137

Hungary 1.1%
Hungary Government Bond
6.75%, 02/24/17 (HUF)	44,000,000	194,715
6.00%, 11/24/23 (HUF)	33,000,000	136,065

		330,780

Israel 1.2%
Israel Government Bond
4.25%, 08/31/16 (ILS)	385,000	112,407
6.00%, 02/28/19 (ILS)	280,000	91,447
5.50%, 01/31/22 (ILS)	460,000	143,384

		347,238

Japan 18.5%
Japan Government Ten Year Bond
1.30%, 12/20/14 (JPY)	14,000,000	151,918
1.50%, 03/20/15 (JPY)	82,000,000	895,973
1.40%, 03/20/18 (JPY)	120,000,000	1,355,199
1.50%, 09/20/18 (JPY)	95,000,000	1,083,160
1.40%, 06/20/19 (JPY)	95,000,000	1,084,041
0.80%, 09/20/20 (JPY)	74,000,000	814,509

		5,384,800

Malaysia 2.5%
Malaysia Government Bond
3.74%, 02/27/15 (MYR)	100,000	32,717
3.31%, 10/31/17 (MYR)	980,000	318,391
4.24%, 02/07/18 (MYR)	280,000	94,617
3.42%, 08/15/22 (MYR)	900,000	289,882

		735,607

Mexico 2.9%
Mexico Government Bond
8.00%, 12/17/15 (MXN)	3,700,000	327,069
7.25%, 12/15/16 (MXN)	1,240,000	109,720
7.75%, 12/14/17 (MXN)	200,000	18,342
8.00%, 12/07/23 (MXN)	2,400,000	242,821
7.50%, 06/03/27 (MXN)	1,500,000	147,437

		845,389

Poland 3.1%
Poland Government Bond
5.50%, 04/25/15 (PLN)	700,000	224,744
5.25%, 10/25/17 (PLN)	140,000	46,400

See financial notes 43

 Laudus Mondrian Global Fixed Income Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)
5.50%, 10/25/19 (PLN)	675,000	230,585
5.25%, 10/25/20 (PLN)	530,000	179,932
5.75%, 09/23/22 (PLN)	590,000	207,375

		889,036

Qatar 1.3%
Qatar Government International Bond
5.25%, 01/20/20 (USD) (c)	320,000	374,560

Republic of Korea 0.5%
Korea Treasury Bond
2.75%, 09/10/17 (KRW)	110,000,000	100,008
3.75%, 06/10/22 (KRW)	34,000,000	33,167

		133,175

South Africa 2.0%
South Africa Government Bond
13.50%, 09/15/15 (ZAR)	1,440,000	184,947
8.00%, 12/21/18 (ZAR)	1,300,000	153,591
6.75%, 03/31/21 (ZAR)	215,000	23,717
10.50%, 12/21/26 (ZAR)	1,600,000	220,446

		582,701

Sweden 7.7%
Sweden Government Bond
4.50%, 08/12/15 (SEK)	1,750,000	290,268
3.75%, 08/12/17 (SEK)	2,200,000	374,275
4.25%, 03/12/19 (SEK)	4,700,000	838,304
3.50%, 06/01/22 (SEK)	4,120,000	728,070

		2,230,917

Turkey 0.7%
Turkey Government Bond
9.00%, 03/08/17 (TRY)	250,000	150,611
9.50%, 01/12/22 (TRY)	75,000	48,292

		198,903

United Kingdom 4.6%
United Kingdom Gilt
2.75%, 01/22/15 (GBP)	185,000	294,021
4.00%, 09/07/16 (GBP)	315,000	538,351
4.50%, 03/07/19 (GBP)	140,000	256,663
4.25%, 06/07/32 (GBP)	140,000	260,494

		1,349,529

Total Government Bonds
(Cost $19,260,961)		18,536,121

Government Agency Obligation 0.5% of net assets

Netherlands 0.5%
ING Bank N.V.
3.90%, 03/19/14 (USD) (d)	150,000	155,095

Total Government Agency Obligations
(Cost $154,438)		155,095

Corporate Bonds 2.3% of net assets

Netherlands 1.0%
ING Bank N.V.
6.13%, 05/29/23 (EUR) (a)(b)	200,000	276,684

United Kingdom 1.3%
HSBC Holdings plc
6.25%, 03/19/18 (EUR)	250,000	381,204

Total Corporate Bonds
(Cost $565,497)		657,888

Supranational 5.8% of net assets

European Investment Bank
1.90%, 01/26/26 (JPY)	84,000,000	983,263
European Union Notes
2.75%, 06/03/16 (EUR)	520,000	715,961

Total Supranational
(Cost $1,774,769)		1,699,224

U.S. Government Securities 26.0% of net assets

United States 26.0%
U.S. Treasury Notes
0.50%, 05/31/13 (USD)	680,000	680,612
1.75%, 01/31/14 (USD)	140,000	141,881
4.13%, 05/15/15 (USD)	1,200,000	1,297,687
4.00%, 08/15/18 (USD)	865,000	1,009,955
1.25%, 04/30/19 (USD)	950,000	962,914
3.63%, 08/15/19 (USD)	670,000	776,048
3.63%, 02/15/21 (USD)	1,100,000	1,281,672
2.13%, 08/15/21 (USD)	1,350,000	1,410,961

Total U.S. Government Securities
(Cost $7,561,851)		7,561,730

44 See financial notes

 Laudus Mondrian Global Fixed Income Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Other Investment Company 0.9% of net assets

United States 0.9%
State Street Institutional U.S. Government Money Market Fund	253,023	253,023

Total Other Investment Company
(Cost $253,023)		253,023

End of Investments.

At 03/31/13, the tax basis cost of the fund’s investments was $29,574,565, and the unrealized appreciation and depreciation were $530,260 and ($1,241,744), respectively, with a net depreciation of ($711,484).

(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $374,560 or 1.3% of net assets.
(d)	Guaranteed by the Kingdom of Netherlands.

AUD —	Australian dollar
BRL —	Brazilian real
CLP —	Chilean peso
COP —	Colombian peso
EUR —	euro currency
GBP —	Great British pound
HUF —	Hungarian forint
ILS —	Israeli shekel
JPY —	Japanese yen
KRW —	Korean won
MXN —	Mexican peso
MYR —	Malaysian ringgit
PLN —	Polish zloty
RUB —	Russian ruble
SEK —	Swedish krona
TRY —	Turkish lira
USD —	U.S. dollar
ZAR —	South African rand

In addition to the above, the fund held the following at 03/31/13:

			Amount of		Amount of	Unrealized
		Currency	Currency	Currency	Currency	Gains /
		to be	to be	to be	to be	(Losses)
Expiration Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Exchange Contracts

04/30/2013	State Street Bank London	AUD	142,500	USD	148,065	2,784
04/30/2013	State Street Bank London	AUD	59,500	USD	61,824	1,102
04/30/2013	State Street Bank London	AUD	64,000	USD	66,499	1,182
04/30/2013	State Street Bank London	AUD	118,500	USD	123,128	2,963
04/30/2013	State Street Bank London	AUD	146,500	USD	152,221	2,627
04/30/2013	State Street Bank London	AUD	59,000	USD	61,304	1,719
04/30/2013	State Street Bank London	AUD	64,500	USD	67,019	1,046
04/30/2013	State Street Bank London	AUD	94,000	USD	97,671	251
04/30/2013	State Street Bank London	CLP	245,447,000	USD	518,422	3,911
04/30/2013	State Street Bank London	RUB	20,911,500	USD	669,502	(17,134)
04/30/2013	State Street Bank London	USD	2,977,926	AUD	2,866,000	(4,651)
04/30/2013	State Street Bank London	USD	45,869	CLP	21,716,500	(341)
04/30/2013	State Street Bank London	USD	52,645	CLP	24,925,000	(425)
04/30/2013	State Street Bank London	USD	284,417	CLP	134,657,500	(569)
04/30/2013	State Street Bank London	USD	39,732	RUB	1,241,000	1,107
04/30/2013	State Street Bank London	USD	80,056	RUB	2,500,500	971

Net unrealized losses on Forward Foreign Currency Exchange Contracts						(3,457)

See financial notes 45

 Laudus Mondrian Global Fixed Income Fund

Portfolio Holdings continued

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Government Bonds[1]	$—	$18,536,121	$—	$18,536,121
Government Agency Obligation[1]	—	155,095	—	155,095
Corporate Bonds[1]	—	657,888	—	657,888
Supranational	—	1,699,224	—	1,699,224
U.S. Government Securities[1]	—	7,561,730	—	7,561,730
Other Investment Company[1]	253,023	—	—	253,023

Total	$253,023	$28,610,058	$—	$28,863,081

Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$19,663	$—	$—	$19,663

Liabilities Valuation Input

Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	($23,120)	$—	$—	($23,120)

[1]	As categorized in Portfolio Holdings.
[2]	Forward foreign currency exchange contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2013.

46 See financial notes

 Laudus Mondrian Global Fixed Income Fund

Statement of
Assets and Liabilities
As of March 31, 2013

Assets

Investments, at value (cost $29,570,539)		$28,863,081
Foreign currency, at value (cost $9,744)		9,750
Receivables:
Interest		279,733
Foreign tax reclaims		11,432
Due from investment adviser		764
Fund shares sold		750
Unrealized gains on forward foreign currency exchange contracts		19,663
Prepaid expenses	+	193

Total assets		29,185,366

Liabilities

Payables:
Fund shares redeemed		34,202
Unrealized losses on forward foreign currency exchange contracts		23,120
Accrued expenses	+	53,644

Total liabilities		110,966

Net Assets

Total assets		29,185,366
Total liabilities	−	110,966

Net assets		$29,074,400

Net Assets by Source
Capital received from investors		30,659,543
Distributions in excess of net investment income		(869,187)
Net realized capital losses		(4,026)
Net unrealized capital losses		(711,930)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$29,074,400		3,025,951		$9.61

See financial notes 47

 Laudus Mondrian Global Fixed Income Fund

Statement of
Operations
For July 10, 2012* through March 31, 2013

Investment Income

Interest		$519,676

Expenses

Investment adviser fees		197,864
Shareholder reports		41,400
Professional fees		31,023
Sub-Accounting fees		29,102
Custodian fees		20,464
Accounting and administration fees		19,154
Registration fees		15,842
Transfer agent fees		8,400
Trustees’ fees		4,308
Interest expense		61
Other expenses	+	3,386

Total expenses		371,004
Expense reduction by adviser	−	305,963
Custody credits	−	3

Net expenses	−	65,038

Net investment income		454,638

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(733,883)
Net realized losses on foreign currency transactions	+	(165,845)

Net realized losses		(899,728)
Net unrealized losses on investments		(707,458)
Net unrealized losses on foreign currency translations	+	(4,472)

Net unrealized losses	+	(711,930)

Net realized and unrealized losses		(1,611,658)

Decrease in net assets resulting from operations		($1,157,020)

*	Commencement of operations.

48 See financial notes

 Laudus Mondrian Global Fixed Income Fund

Statement of
Changes in Net Assets
For the current period only

Operations

7/10/12*-3/31/13
Net investment income		$454,638
Net realized losses		(899,728)
Net unrealized losses	+	(711,930)

Decrease in net assets from operations		(1,157,020)

Distributions to Shareholders

Distributions from net investment income		(394,510)
Distributions from net realized gains	+	(33,613)

Total distributions		($428,123)

Transactions in Fund Shares

		7/10/12*-3/31/13
		SHARES	VALUE
Shares sold		5,274,332	$52,781,806
Shares reinvested		30,283	305,603
Shares redeemed	+	(2,278,664)	(22,427,866)

Net transactions in fund shares		3,025,951	$30,659,543

Shares Outstanding and Net Assets

		7/10/12*-3/31/13
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	3,025,951	29,074,400

End of period		3,025,951	$29,074,400

Distributions in excess of net investment income			($869,187)

*	Commencement of operations.

See financial notes 49

 Laudus Mondrian Funds

Financial Notes

1. Business Structure of the Funds:

Each of the Laudus Mondrian Funds in this report is a series of Laudus Trust, (the “trust”) a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund
Laudus Mondrian Global Fixed Income Fund
Laudus Growth Investors U.S. Large Cap Growth Fund

Each fund, with the exception of Laudus Mondrian International Fixed Income Fund and Laudus Mondrian Global Fixed Income Fund, offers three share classes: Investor Shares, Select Shares and Institutional Shares. Laudus Mondrian Global Fixed Income Fund commenced operations on July 10, 2012.

Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bears different distribution and sub-transfer agent expenses, and separate voting rights on matters pertaining solely to that class of shares.

Shares are bought and sold (subject to a redemption fee, see financial note 10) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the funds.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the funds’ Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

50

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Bonds and notes: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by independent bond-pricing services.

•	International fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board regularly reviews fair value determinations made by the funds pursuant to the valuation procedures.

•	Forward foreign currency exchange contracts: valued at a value based on that day’s forward exchange rates.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: mutual funds are valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAV’s, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the

 51

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of March 31, 2013 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Forward Foreign Currency Exchange Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case

52

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income and net realized capital gains, if any, once a year with the exception of Laudus Mondrian International Fixed Income Fund and Laudus Mondrian Global Fixed Income Fund which declare quarterly dividends.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of March 31, 2013, if any, are reflected in the funds’ Statements of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

(l) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative

 53

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

instruments. Management is currently evaluating the impact the adoption of ASU No. 2011-11 may have on the funds’ financial statement disclosures.

3. Risk factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that the investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — mid- or small-cap stocks, for instance — a fund’s large-cap holdings could reduce performance.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund.

Interest rates rise and fall over time, which will affect a fund’s yield and share price. The credit quality of a portfolio investment could also cause the fund’s share price to fall. A fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between CSIM and the trust. Mondrian Investment Partners Limited (“Mondrian”), the funds’ sub-adviser, provides day-to-day portfolio management services to the funds, subject to the supervision of CSIM.

54

 Laudus Mondrian Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets described as follows:

	First $1 billion	Over $1 billion

Laudus Mondrian International Equity Fund	0.85%	0.80%
Laudus Mondrian Emerging Markets Fund	1.20%	1.15%
Laudus Mondrian International Fixed Income Fund	0.60%	0.60%
Laudus Mondrian Global Fixed Income Fund	0.68%	0.68%

CSIM (not the funds) pays a portion of the management fees it receives to Mondrian in return for its services.

CSIM has contractually agreed, until at least July 30, 2014, to waive a portion of its management fee and bear certain expenses of each fund. As such, CSIM further agrees to reimburse the funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the funds’ business as follows:

	Laudus Mondrian	Laudus Mondrian
	International	Emerging
	Equity Fund	Markets Fund

Investor Shares	1.40%	1.80%
Select Shares	1.12%	1.52%
Institutional Shares	1.05%	1.45%

In addition to the funds listed above, CSIM has contractually agreed, until at least July 30, 2014 to limit the annual expenses of the Laudus Mondrian International Fixed Income Fund and the Laudus Mondrian Global Fixed Income Fund to 0.75% and 0.85%, respectively.

For the period July 11, 2012 through January 10, 2013, CSIM voluntarily agreed to limit the Laudus Mondrian Global Fixed Income Fund’s net operating expenses to 0.00%.

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the funds’ net expenses to exceed the limit (as stated in CSIM’s contractual undertaking) during the respective year. For the period ended March 31, 2013, there were no prior year amounts recouped. As of March 31, 2013, the balance of recoupable expenses and the respective years of expiration are as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Emerging	International Fixed	Global Fixed
Expiration Date	Equity Fund	Markets Fund	Income Fund	Income Fund

March 31, 2014	$209,921	$95,553	$—	$—
March 31, 2015	79,688	72,040	—	305,963

Total	$289,609	$167,593	$—	$305,963

As of March 31, 2013, the Laudus Mondrian International Equity Fund and Laudus Mondrian Emerging Markets Fund had recoupable expenses expire in the amount of $135,683 and $95,858, respectively.

5. Distribution and Shareholders Services:

The trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the funds are sold on a continuous basis by the trust’s distributor, ALPS Distributors, Inc. Under the Distribution and Shareholder Services Plan, the funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the trustees have authorized each fund to reimburse, out of the Investor and Select Shares assets of the funds, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor or Select Class shares an amount of up to 0.15% of the average daily net assets of

 55

 Laudus Mondrian Funds

Financial Notes (continued)

5. Distribution and Shareholders Services (continued):

that class on an annual basis. Further, the trustees have authorized the Laudus Mondrian Global Fixed Income Fund to reimburse, out of the assets of the fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with the fund’s shares in an amount of up to 0.10% of the average daily net assets of the fund on an annual basis.

6. Board of Trustees:

The Trust’s Board of Trustees oversees the general conduct of the trust and the funds.

The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

Until September 2006, a Retirement Plan existed for the independent trustees. After the Retirement Plan closed to new independent trustees, the previously accrued and unpaid benefits continue to be adjusted by performance of the funds. As a result, the amount of the retirement benefits payable to certain independent trustees may increase or decrease based on the performance of the funds.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended March 31, 2013, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities		Sales/Maturities of Securities

Laudus Mondrian International Equity Fund	$36,946,463		$35,949,089
Laudus Mondrian Emerging Markets Fund	89,982,359		88,034,089
Laudus Mondrian International Fixed Income Fund	371,835,776		462,989,693
Laudus Mondrian Global Fixed Income Fund	58,443,017	*	28,008,641	*

*	Includes Purchases of Securities of $14,440,558 and Sales/Maturities of Securities of $6,770,737 of long-term U.S. Government securities.

9. Derivatives:

The funds invested in forward foreign currency exchange contracts (“forwards”) during the report period. The funds invested in forwards to hedge part of the funds’ exposure to currencies that were deemed to be overvalued by the sub-adviser. Refer to financial note 2(b) for the funds’ accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period, the month-end average forward foreign currency notional amount and the month-end average unrealized gains (losses) were as follows:

	Forward Foreign Currency	Net Unrealized
	Notional Contracts	Gains (Losses)

Laudus Mondrian International Equity Fund	$4,860,904	$15,810
Laudus Mondrian Emerging Markets Fund	84	1
Laudus Mondrian International Fixed Income Fund	60,496,200	34,094
Laudus Mondrian Global Fixed Income Fund	5,266,180	3,008

56

 Laudus Mondrian Funds

Financial Notes (continued)

9. Derivatives (continued):

The fair value of forwards held by the funds is presented in unrealized gains (losses) on forward foreign currency exchange contracts on the Statement of Assets and Liabilities as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Emerging	International Fixed	Global Fixed
	Equity Fund	Markets Fund	Income Fund	Income Fund
Asset Derivatives	Fair Value

Forward Foreign Currency Exchange Contracts[1]	$3,961	$—	$3,546	$19,663

Liability Derivatives	Fair Value

Forward Foreign Currency Exchange Contracts[2]	$7,085	$—	$241,900	$23,120

[1]	Statement of Assets and Liabilities location: Unrealized gains on forward foreign currency exchange contracts.
[2]	Statement of Assets and Liabilities location: Unrealized losses on forward foreign currency exchange contracts.

During the period ending March 31, 2013, the forwards held by the funds, categorized by primary risk exposure, were:

	Forward Foreign Currency Exchange Contracts
	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Emerging	International Fixed	Global Fixed
	Equity Fund	Markets Fund	Income Fund	Income Fund

Realized Gains (Losses)[1]	($174,666)	($1,398)	$344,043	$28,226
Change in Unrealized Gains (Losses)[2]	($104,110)	$—	($592,367)	($3,457)

[1]	Statement of Operations location: Net realized gains/losses on foreign currency transactions.
[2]	Statement of Operations location: Net unrealized gains/losses on foreign currency translations.

10. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(4/1/12-3/31/13)	(4/1/11-3/31/12)

Laudus Mondrian International Equity Fund	$2,074	$1,562
Laudus Mondrian Emerging Markets Fund	1,333	2,920
Laudus Mondrian International Fixed Income Fund	22,626	50,054
Laudus Mondrian Global Fixed Income Fund	3,355	—

 57

 Laudus Mondrian Funds

Financial Notes (continued)

11. Federal Income Taxes:

As of March 31, 2013, the components of distributable earnings on a tax-basis were as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Emerging	International Fixed	Global Fixed
	Equity Fund	Markets Fund	Income Fund	Income Fund

Undistributed ordinary income	$364,931	$332,251	$—	$—
Undistributed long-term capital gains	—	26,554	3,326,110	—
Unrealized appreciation on investments	14,843,814	22,230,647	19,764,204	530,260
Unrealized depreciation on investments	(5,115,960)	(4,965,522)	(33,889,971)	(1,241,744)
Other unrealized appreciation/(depreciation)	(684)	(26,236)	(153,733)	1,562

Net unrealized appreciation/(depreciation)	$9,727,170	$17,238,889	($14,279,500)	($709,922)

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in Passive Foreign Investment Companies (PFIC).

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2013, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Emerging	International Fixed	Global Fixed
Expiration Date	Equity Fund	Markets Fund	Income Fund	Income Fund

No expiration*	$1,678,821	$—	$—	$—

Total	$1,678,821	$—	$—	$—

* As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which may increase the likelihood that the pre-enactment capital losses may expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2013, the funds had deferred realized capital losses and late-year ordinary losses as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Emerging	International Fixed	Global Fixed
	Equity Fund	Markets Fund	Income Fund	Income Fund

Capital losses deferred	$2,848,498	$—	$487,668	$—
Late-year ordinary losses deferred	—	—	19,789,414	875,221

58

 Laudus Mondrian Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Emerging	International Fixed	Global Fixed
	Equity Fund	Markets Fund	Income Fund	Income Fund

Current period distributions
Ordinary income	$4,378,585	$2,934,189	$11,994,879	$428,123
Long-term capital gains	199,834	—	4,319,275	—
Return of capital	—	—	—	—

Prior period distributions
Ordinary income	$4,563,646	$2,191,568	$39,495,176	$—
Long-term capital gains	767,388	1,242,683	—	—
Return of capital	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, deferred trustee retirement plan fees and unrealized appreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2013, the funds made the following reclassifications:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Emerging	International Fixed	Global Fixed
	Equity Fund	Markets Fund	Income Fund	Income Fund

Capital shares	$—	$—	$—	$—
Undistributed net investment income	(134,510)	(87,529)	(23,633,123)	(929,315)
Net realized capital gains/(losses)	134,510	87,529	23,633,123	929,315

As of March 31, 2013, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and state purpose, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statement. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2013, the funds did not incur any interest or penalties.

12. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund
Laudus Mondrian Global Fixed Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Mondrian International Equity Fund, Laudus Mondrian Emerging Markets Fund, Laudus Mondrian International Fixed Income Fund and Laudus Mondrian Global Fixed Income Fund (four of the portfolios constituting Laudus Trust, hereafter referred to as the “Funds”) at March 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 17, 2013

60

Other Federal Tax Information (unaudited)

The funds elect to pass through under section 853(a) of the Internal Revenue Code foreign tax credit to its shareholders for the year ended March 31, 2013, and the respective foreign source income on the funds as follows:

	Foreign Tax Credit	Foreign Source Income

Laudus Mondrian International Equity Fund	$452,650	$5,795,974
Laudus Mondrian Emerging Markets Fund	556,379	5,308,949
Laudus Mondrian International Fixed Income Fund	—	—
Laudus Mondrian Global Fixed Income Fund	—	—

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended March 31, 2013, qualify for the corporate dividends received deduction:

Percentage

Laudus Mondrian International Equity Fund	—
Laudus Mondrian Emerging Markets Fund	0.51
Laudus Mondrian International Fixed Income Fund	—
Laudus Mondrian Global Fixed Income Fund	—

For the fiscal year ended March 31, 2013, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2014 via IRS form 1099 of the amounts for use in preparing their 2013 income tax return.

Laudus Mondrian International Equity Fund	$4,829,813
Laudus Mondrian Emerging Markets Fund	3,165,259
Laudus Mondrian International Fixed Income Fund	—
Laudus Mondrian Global Fixed Income Fund	—

Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long term capital gain dividends for the fiscal year ended March 31, 2013:

Laudus Mondrian International Equity Fund	$199,834
Laudus Mondrian Emerging Markets Fund	—
Laudus Mondrian International Fixed Income Fund	4,319,275
Laudus Mondrian Global Fixed Income Fund	—

 61

Trustees and Officers

The tables below give information about the trustees and officers of Laudus Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 94 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Laudus Trust since 2004.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	77	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Laudus Trust since 2010.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	77	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Laudus Trust since 2004.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	77	Director, TOUSA (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Mission West Properties (1998 – 2012)
Director, Ditech Networks Corporation (1997 – 2012)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Laudus Trust since 2011.)	Private Investor.	77	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Laudus Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	77	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008)

Gerald B. Smith 1950 Trustee (Trustee of Laudus Trust since 2010.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	77	Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present) Lead Independent Director, Board of Cooper Industries (2002 – 2012)

62

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Laudus Trust since 2010.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	77	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Laudus Trust since 2010)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	77	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Laudus Trust since 2010.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	94	None

 63

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Laudus Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Laudus Trust since 2006.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Laudus Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Laudus Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

Catherine MacGregor 1964 Vice President, Chief Legal Officer and Clerk (Officer of Laudus Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

David Lekich 1964 Vice President and Assistant Clerk (Officer of Laudus Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds retirement policy requires that independent trustees retire at age 72 or after 20 years of service as a trustee, whichever comes first. In addition, the Laudus Funds retirement policy also requires any independent trustee of the Laudus Funds who also serves as an independent trustee of the Schwab Funds to retire from the Boards of Trustees of the Laudus Funds upon their required retirement date from either the Boards of Trustees of the Laudus Funds or the Schwab Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

64

Glossary

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Bond is a security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Bond credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

Citigroup non-U.S. Dollar World Government Bond Index measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.

Dividend yield is an expression of a stock’s market value in relationship to its dividend amount as a percentage. It is calculated by dividing the stock’s annual dividends by the market price of the stock.

Duration A measure of an individual bond’s sensitivity to interest rates. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.

Weighted Average Duration A measure of the duration of all bonds in a fund’s portfolio, based on the market value weighted average duration of each bond in the portfolio.

Maturity The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.

MSCI EAFE Index® (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

MSCI World® Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Russell 1000 Index an index that measures the performance of the large-cap segment of the U.S. equity universe.

S&P 500 Index is a market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on each fund’s most recent Form N-Q is also available at www.laudus.com.

 65

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2012 Laudus Funds. All rights reserved.

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Shareholder Services
1.877.824.5615 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR41684-05
00097032

Annual Report March 31, 2013

COMMAND PERFORMANCETM

Laudus Growth Investors U.S. Large Cap Growth Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
UBS Global Asset Management (Americas) Inc.

This page is intentionally left blank.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc., UBS Global Asset Management (Americas) Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the 12 Months Ended March 31, 2013

Laudus Growth Investors U.S. Large Cap Growth Fund (Ticker Symbol: LGILX)	7.09%

Russell 1000® Growth Index	10.09%

Performance Details	pages 6-7

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please see prospectus for further detail and investor eligibility requirements.

4 Laudus Growth Investors U.S. Large Cap Growth Fund

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

For the 12 months ended March 31, 2013, the return of the fund reflected a rally by U.S. stocks.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this important report concerning the Laudus Growth Investors U.S. Large Cap Growth Fund. We formed the Laudus Fund family to provide shareholders with access to third-party managers with strong investment processes. The subadviser of this growth-oriented portfolio is UBS Global Asset Management (Americas) Inc.

For the 12 months ended March 31, 2013, the return of the fund reflected a rally by U.S. stocks. In an effort to stimulate faster economic growth, the Federal Reserve maintained low short-term interest rates and programs aimed at holding down long-term interest rates. These efforts seemed to help as the housing market and other parts of the U.S. economy showed some encouraging signs of improvement. This backdrop and eased concerns regarding the fiscal cliff paved the way for stocks to generate impressive returns in the first quarter of 2013, as equities bounced back from a bumpy 2012.

For the report period, the fund returned 7.1%, underperforming the 10.1% return of the Russell 1000 Growth Index. In spite of these short-term results, the fund’s long-term performance remained noteworthy. Lipper* named the Laudus Growth Investors U.S. Large Cap Growth Fund as its “Best Large Cap Growth Fund over Ten Years” in March 2013. It should be noted that the fund has experienced changes in the portfolio management team at the subadviser, UBS, during the report period.** These changes are being carefully monitored by our subadviser oversight team.

For more information about the Laudus Growth Investors U.S. Large Cap Growth Fund, please continue reading this report. In addition, you can find answers to frequently asked questions and further details about this fund by visiting www.laudus.com. We are also happy to hear from you at 1-800-447-3332.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index figures assume dividends and distributions were reinvested.

*	The Lipper Fund Awards recognize funds that have excelled in delivering consistently strong risk adjusted performance, relative to peers. Lipper, a Thomson Reuters company, uses the Lipper Leader for Consistent Return methodology to designate award-winning funds in most individual classifications for the 3-, 5-, and 10-year periods. Lipper Rankings are based on average annual total returns. As of 3/31/2013, the Laudus Growth Investors U.S. Large Cap Growth Fund rankings within the Lipper Large Growth Funds category for the 1-, 3-, 5-, and 10- year periods were 386/702, 57/621, 41/553, and 4/377, respectively.
**	For additional information, please refer to supplements to the prospectus dated November 13, 2012 and April 3, 2013.

Laudus Growth Investors U.S. Large Cap Growth Fund 5

Laudus Growth Investors U.S. Large Cap Growth Fund

The Laudus Growth Investors U.S. Large Cap Growth Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of U.S. large-capitalization companies. For more information concerning the fund’s objectives, strategy, and risks, please see the fund’s prospectus.

The fund returned 7.09% for the 12 months ended March 31, 2013. For performance comparisons, the fund uses the Russell 1000 Growth Index (the index), which returned 10.09%.

Market Highlights. U.S. stocks performed well, with many major indices finishing the 12-month report period at or near record highs. Signs of an improving housing market, an overall decline in the unemployment rate, and a partial avoidance of the fiscal cliff led to a strong performance by stocks late in 2012 and early in 2013. A backdrop of low interest rates that made financing more affordable for businesses and consumers, and eased concerns regarding the euro zone’s sovereign debt crisis, also helped equities. Health Care and Telecommunication Services stocks were some of the better performers in this environment, while Information Technology and Materials stocks underperformed by comparison.

Positioning and Strategies. Stock selection was the biggest detractor from the fund’s performance compared with the index. Stock choices within the Consumer Discretionary sector generated disappointing results. Companies in this sector produce goods and services that are considered nonessential, and include automobiles, clothing, household appliances, and media services. Among Consumer Discretionary holdings, Lululemon Athletica Inc.—a company that designs and retails athletic apparel—represented a significant detractor from the fund’s relative performance. Lululemon Athletica, Inc. was not part of the index during the 12-month report period, and the fund’s holdings of this company returned approximately -20%.

The results of stock selection in the Consumer Staples sector were also subpar. Consumer Staples companies provide goods that people are generally unable or unwilling to do without, including beverages, food, and household products such as detergent and soap. Monster Beverage Corporation—a company that markets and distributes energy drinks, fruit juices, and other beverages—represented a significant detractor in this sector. The fund’s holdings of Monster Beverage Corporation returned -33% for the report period, and when combined with the fund’s overweight in this company versus the index, subtracted from relative performance.

The Information Technology sector was another area where stock selection worked against the fund’s performance compared with the index. Information Technology companies are involved with computer software and services, hardware and equipment, and semiconductors. The fund was overweight in shares of Facebook Inc.—a company that operates a social networking website—compared with the index, and this position represented a significant detractor among Information Technology stocks. The fund’s holdings of Facebook Inc. returned -33%.

Stock choices in the Materials sector worked out far more favorably than in other sectors. Materials companies produce items such as chemicals, construction materials, and paper and forest products. The Sherwin-Williams Company—a firm that manufactures, distributes, and sells paint-related products—represented a significant contributor in this sector. The fund’s Sherwin-Williams Company holdings returned 57% for the report period, and when combined with the fund’s overweight in this company compared with the index, enhanced relative performance.

As of 03/31/13:

 Fund Characteristics

Number of Securities[1]	50
Weighted Average Market Cap ($ x 1,000,000)	$69,738
Price/Earnings Ratio (P/E)	24.43
Price/Book Ratio (P/B)	4.22
Portfolio Turnover (One year trailing)	76%

 Fund Overview

Fund

Minimum Initial Investment	$100
Inception Date	10/14/1997*
Ticker Symbol	LGILX
Cusip	51855Q549
NAV	$15.58

Management views and portfolio holdings may have changed since the report date.

*	Inception date is that of the fund’s predecessor fund, the Y Class of the UBS U.S. Large Cap Growth Fund.
[1]	Short-term investments are not included.

6 Laudus Growth Investors U.S. Large Cap Growth Fund

 Laudus Growth Investors U.S. Large Cap Growth Fund

Performance and Fund Facts as of 03/31/13

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

March 31, 2003 – March 31, 2013
Performance of Hypothetical
$10,000 Investment,1

 Average Annual Total Returns

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Laudus Growth Investors U.S. Large Cap Growth Fund (10/14/97)[1]	7.09%	8.24%	11.11%
Russell 1000® Growth Index[2]	10.09%	7.30%	8.62%

Fund Expense Ratios3: Net 0.78%; Gross 0.88%

 Sector Weightings % of Equities

Information Technology	34.0%
Consumer Discretionary	20.7%
Health Care	15.4%
Industrials	12.5%
Energy	7.1%
Financials	3.5%
Consumer Staples	3.5%
Telecommunication Services	1.7%
Materials	1.6%
Total	100.0%

 Top Equity Holdings % of Net Assets4

Apple, Inc.	4.5%
Visa, Inc., Class A	4.0%
Google, Inc., Class A	3.7%
QUALCOMM, Inc.	3.5%
Gilead Sciences, Inc.	2.8%
eBay, Inc.	2.8%
Amazon.com, Inc.	2.8%
United Technologies Corp.	2.7%
Dollar General Corp.	2.7%
Precision Castparts Corp.	2.6%
Total	32.1%

Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Portfolio holdings may have changed since the report date.

[1]	Effective July 13, 2009, all outstanding Class A, B and C shares of the UBS U.S. Large Cap Growth Fund (UBS Growth Fund) were converted to Class Y shares, and the UBS Growth Fund’s assets were acquired by the Laudus Growth Investors U.S. Large Cap Growth Fund. The performance and financial history prior to July 13, 2009 are that of the Class Y shares of the predecessor fund.
[2]	Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/14. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
[4]	This list is not a recommendation of any security by the investment adviser.

Laudus Growth Investors U.S. Large Cap Growth Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2012 and held through March 31, 2013.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/12	at 3/31/13	10/1/12–3/31/13

Laudus Growth Investors U.S. Large Cap Growth Fund
Actual Return	0.79%	$1,000	$1,071.60	$4.08
Hypothetical 5% Return	0.79%	$1,000	$1,020.99	$3.98

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

8 Laudus Growth Investors U.S. Large Cap Growth Fund

Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Statements

Financial Highlights

	4/1/12–	4/1/11–	4/1/10–	7/1/09–		7/1/08–	7/1/07–
	3/31/13	3/31/12	3/31/11	3/31/10[1]		6/30/09	6/30/08

Per-Share Data ($)

Net asset value at beginning of period	14.83	13.36	11.23	8.68		11.45	10.94

Income (loss) from investment operations:
Net investment income (loss)	0.02 [2]	(0.02)[2]	0.01 [2]	0.01	[2]	0.03 [2]	0.01 [2]
Net realized and unrealized gains (losses)	1.01	1.77	2.13	2.58		(2.80)	0.59

Total from investment operations	1.03	1.75	2.14	2.59		(2.77)	0.60
Less distributions:
Distributions from net investment income	(0.02)	—	(0.01)	(0.04)		—	(0.01)
Distributions from net realized gains	(0.26)	(0.28)	—	—		—	(0.08)

Total distributions	(0.28)	(0.28)	(0.01)	(0.04)		—	(0.09)

Net asset value at end of period	15.58	14.83	13.36	11.23		8.68	11.45

Total return (%)	7.09	13.58	19.07	30.02	[3]	(24.19)	5.52

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.78	0.78	0.78	0.78	[4]	0.80	0.80
Gross operating expenses	0.82	0.88	0.94	0.99	[4]	1.23	1.21
Net investment income (loss)	0.13	(0.17)	0.06	0.12	[4]	0.41	0.05
Portfolio turnover rate	76	96	98	72	[3]	132	102
Net assets, end of period ($ x 1,000)	1,695,291	1,029,502	468,963	214,872		54,344	76,175

1 Effective July 13, 2009, all outstanding Class A, B, and C shares in the UBS U.S. Large Cap Growth Fund (UBS Growth Fund) were converted to Class Y shares, and the UBS Growth Fund’s assets were acquired by Laudus Growth Investors U.S. Large Cap Growth Fund which commenced operations on that day. The Financial Highlights above present the Y Class shares of the UBS Growth Fund prior to the acquisition date of July 13, 2009 and Laudus Growth Investors U.S. Large Cap Growth Fund subsequent to that date. (Note that the UBS Growth Fund had a fiscal year ending June 30 whereas the Laudus Growth Investors U.S. Large Cap Growth Fund has a fiscal year ending March 31).
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.

See financial notes 9

 Laudus Growth Investors U.S. Large Cap Growth Fund

Portfolio Holdings as of March 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

97.3%	Common Stock	1,368,546,035	1,649,530,656
2.5%	Other Investment Companies	40,898,189	41,657,820

99.8%	Total Investments	1,409,444,224	1,691,188,476
0.2%	Other Assets and Liabilities, Net		4,102,090

100.0%	Net Assets		1,695,290,566

	Number	Value
Security	of Shares	($)

Common Stock 97.3% of net assets

Capital Goods 9.0%
Cummins, Inc.	225,600	26,126,736
Danaher Corp.	593,800	36,904,670
Precision Castparts Corp.	227,900	43,214,398
United Technologies Corp.	497,900	46,518,797

		152,764,601

Commercial & Professional Supplies 1.0%
IHS, Inc., Class A *	165,200	17,299,744

Consumer Durables & Apparel 8.9%
Lululemon Athletica, Inc. *	455,601	28,406,723
Michael Kors Holdings Ltd. *	696,400	39,548,556
Mohawk Industries, Inc. *	121,000	13,687,520
NIKE, Inc., Class B	647,200	38,191,272
Ralph Lauren Corp.	184,200	31,186,902

		151,020,973

Consumer Services 2.1%
Las Vegas Sands Corp.	643,400	36,255,590

Diversified Financials 2.4%
Discover Financial Services	433,000	19,415,720
IntercontinentalExchange, Inc. *	130,500	21,280,635

		40,696,355

Energy 6.9%
Cabot Oil & Gas Corp.	323,400	21,865,074
Concho Resources, Inc. *	283,600	27,631,148
EOG Resources, Inc.	67,800	8,683,146
FMC Technologies, Inc. *	633,000	34,428,870
Schlumberger Ltd.	326,700	24,466,563

		117,074,801

Food, Beverage & Tobacco 1.2%
Monster Beverage Corp. *	414,900	19,807,326

Health Care Equipment & Services 5.6%
Cardinal Health, Inc.	898,800	37,408,056
Intuitive Surgical, Inc. *	39,800	19,549,362
UnitedHealth Group, Inc.	661,300	37,832,973

		94,790,391

Household & Personal Products 2.2%
The Estee Lauder Cos., Inc., Class A	575,000	36,817,250

Insurance 1.0%
The Progressive Corp.	691,200	17,466,624

Materials 1.6%
The Sherwin-Williams Co.	155,700	26,296,173

Media 1.0%
Liberty Global, Inc., Class A *	235,600	17,293,040

Pharmaceuticals, Biotechnology & Life Sciences 9.4%
Agilent Technologies, Inc.	664,800	27,901,656
Allergan, Inc.	373,800	41,727,294
Biogen Idec, Inc. *	166,300	32,080,933
Gilead Sciences, Inc. *	988,100	48,347,733
Zoetis, Inc. *	288,100	9,622,540

		159,680,156

Retailing 8.1%
Amazon.com, Inc. *	178,000	47,435,220
Dollar General Corp. *	919,600	46,513,368
Priceline.com, Inc. *	62,700	43,133,211

		137,081,799

Software & Services 23.4%
eBay, Inc. *	888,800	48,190,736
Facebook, Inc., Class A *	1,371,200	35,075,296
Google, Inc., Class A *	78,800	62,569,564
Informatica Corp. *	467,200	16,104,384
MasterCard, Inc., Class A	70,100	37,933,213
Salesforce.com, Inc. *	209,000	37,375,470
ServiceNow, Inc. *	487,100	17,633,020
Teradata Corp. *	569,800	33,338,998
Visa, Inc., Class A	401,000	68,105,840
VMware, Inc., Class A *	518,100	40,867,728

		397,194,249

Technology Hardware & Equipment 9.7%
Apple, Inc.	174,400	77,194,672

10 See financial notes

 Laudus Growth Investors U.S. Large Cap Growth Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
NetApp, Inc. *	820,700	28,035,112
QUALCOMM, Inc.	878,700	58,828,965

		164,058,749

Telecommunication Services 1.6%
Crown Castle International Corp. *	397,200	27,661,008

Transportation 2.2%
Union Pacific Corp.	254,700	36,271,827

Total Common Stock
(Cost $1,368,546,035)		1,649,530,656

Other Investment Companies 2.5% of net assets

Equity Fund 0.9%
iShares Russell 1000 Growth Index Fund	205,800	14,677,656

Money Market Fund 1.6%
State Street Institutional U.S. Government Money Market Fund	26,980,164	26,980,164

Total Other Investment Companies
(Cost $40,898,189)		41,657,820

End of Investments.

At 03/31/13, the tax basis cost of the fund’s investments was $1,415,627,250 and the unrealized appreciation and depreciation were $296,680,996 and ($21,119,770), respectively, with a net unrealized appreciation of $275,561,226.

*	Non-income producing security.

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Common Stock[1]	$1,649,530,656	$—	$—	$1,649,530,656
Other Investment Companies[1]	41,657,820	—	—	41,657,820

Total	$1,691,188,476	$—	$—	$1,691,188,476

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2013.

See financial notes 11

 Laudus Growth Investors U.S. Large Cap Growth Fund

Statement of
Assets and Liabilities
As of March 31, 2013

Assets

Investments, at value (cost $1,409,444,224)		$1,691,188,476
Cash		247,660
Receivables:
Investments sold		4,270,811
Fund shares sold		3,257,829
Dividends		901,431
Foreign tax reclaims		782
Interest		407
Prepaid expenses	+	7,598

Total assets		1,699,874,994

Liabilities

Payables:
Investments bought		2,511,827
Fund shares redeemed		1,252,162
Investment adviser fees		83,057
Trustees’ retirement plan		3,287
Accrued expenses	+	734,095

Total liabilities		4,584,428

Net Assets

Total assets		1,699,874,994
Total liabilities	−	4,584,428

Net assets		$1,695,290,566

Net Assets by Source
Capital received from investors		1,401,919,202
Distributions in excess of net investment income		(3,682)
Net realized capital gains		11,630,794
Net unrealized capital gains		281,744,252

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,695,290,566		108,827,652		$15.58

12 See financial notes

 Laudus Growth Investors U.S. Large Cap Growth Fund

Statement of
Operations
For April 1, 2012 through March 31, 2013

Investment Income

Dividends		$12,115,548
Interest	+	9,985

Total investment income		12,125,533

Expenses

Investment adviser fees		8,744,247
Sub-Accounting and sub-transfer agent fees		1,333,579
Transfer agent fees		247,435
Registration fees		157,727
Shareholder reports		105,959
Accounting and administration fees		74,924
Professional fees		65,199
Proxy fees		52,193
Custodian fees		46,393
Trustees’ fees		29,280
Interest expense		303
Other expenses	+	25,234

Total expenses		10,882,473
Expense reduction by adviser	−	428,059
Custody credits	−	35

Net expenses	−	10,454,379

Net investment income		1,671,154

Realized and Unrealized Gains (Losses)

Net realized gains on investments		35,217,889
Net unrealized gains on investments	+	88,550,295

Net realized and unrealized gains		123,768,184

Increase in net assets resulting from operations		$125,439,338

See financial notes 13

 Laudus Growth Investors U.S. Large Cap Growth Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/12-3/31/13			4/1/11-3/31/12
Net investment income (loss)		$1,671,154	($1,063,653)
Net realized gains		35,217,889	21,300,714
Net unrealized gains	+	88,550,295	101,657,302

Increase in net assets from operations		125,439,338	121,894,363

Distributions to Shareholders

Distributions from net investment income		(1,621,135)	—
Distributions from net realized gains	+	(25,978,184)	(14,438,073)

Total distributions		($27,599,319)	($14,438,073)

Transactions in Fund Shares

		4/1/12-3/31/13		4/1/11-3/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		60,299,234	$872,988,167	44,218,087	$582,923,031
Shares reinvested		1,351,094	19,266,607	795,982	9,639,343
Shares redeemed	+	(22,254,617)	(324,305,856)	(10,674,523)	(139,479,987)

Net transactions in fund shares		39,395,711	$567,948,918	34,339,546	$453,082,387

Shares Outstanding and Net Assets

		4/1/12-3/31/13		4/1/11-3/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		69,431,941	$1,029,501,629	35,092,395	$468,962,952
Total increase	+	39,395,711	665,788,937	34,339,546	560,538,677

End of period		108,827,652	$1,695,290,566	69,431,941	$1,029,501,629

Distributions in excess of net investment income			($3,682)		($505,334)

14 See financial notes

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes

1. Business Structure of the Funds:

Laudus Growth Investors U.S. Large Cap Growth Fund is a series of Laudus Trust, (the “trust”) a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

Laudus Growth Investors U.S. Large Cap Growth Fund
Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund
Laudus Mondrian Global Fixed Income Fund

The Laudus Growth Investors U.S. Large Cap Growth Fund offers one share class.

Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the fund. The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the fund’s Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: mutual funds are valued at their respective net asset values. Exchange traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

 15

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and ETFs. Investments in mutual funds are valued daily at their NAV’s, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the fund’s investments as of March 31, 2013 are disclosed in the Portfolio Holdings.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.

16

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(e) Distributions to Shareholders:

The fund declares distributions from net investment income and net realized capital gains, if any, once a year.

(f) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (“State Street”), under which the fund may receive a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(g) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

(j) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU No. 2011-11 may have on the fund’s financial statement disclosures.

3. Risk factors:

Investing in the fund may involve certain risks, as described in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that the investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

 17

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

3. Risk factors (continued):

The fund will principally invest in large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — mid-or small-cap stocks, for instance — the fund’s large-cap holdings could reduce performance.

Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between CSIM and the trust. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the fund’s sub-adviser, provides day-to-day portfolio management services to the fund, subject to the supervision of CSIM.

For its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets described as follows:

Average daily net assets

First $500 million	0.70%
$500 million to $1 billion	0.65%
$1 billion to $1.5 billion	0.60%
$1.5 billion to $2 billion	0.575%
Over $2 billion	0.55%

CSIM (not the fund) pays a portion of the management fees it receives to UBS Global AM in return for its services.

CSIM has contractually agreed, until at least July 30, 2014, to waive a portion of its management fee and bear certain expenses of the fund. As such, CSIM further agrees to reimburse the fund to limit the annual expenses to 0.78% of the fund’s average daily net assets value, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the fund’s business.

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the fund’s net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. For the period ended March 31, 2013, there were no prior year amounts recouped. As of March 31, 2013, the balance of recoupable expenses and the respective years of expiration are as follows:

Expiration Date

March 31, 2014	$650,228
March 31, 2015	428,059

Total	$1,078,287

As of March 31, 2013, the fund had recoupable expenses expire in the amount of $537,214.

The fund may, from time to time, execute portfolio trades with affiliated brokers/dealers. For the period ended March 31, 2013, the fund paid no brokerage fees on the execution of portfolio trades with affiliated brokers/dealers.

18

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

5. Shareholders Services:

The trustees have authorized the fund to reimburse, out of the assets of the fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with the fund’s shares in an amount of up to 0.10% of the average daily net assets of the fund on an annual basis.

6. Board of Trustees:

The Trust’s Board of Trustees oversees the general conduct of the trust and the fund.

The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

Until September 2006, a Retirement Plan existed for the independent trustees. After the Retirement Plan closed to new independent trustees, the previously accrued and unpaid benefits continue to be adjusted by performance of the fund. As a result, the amount of the retirement benefits payable to certain independent trustees may increase or decrease based on the performance of the fund.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The fund pays interest on the amounts it borrows at rates that are negotiated periodically.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended March 31, 2013, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$1,515,841,411	$992,917,749

9. Redemption Fee:

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

Current Period	Prior Period
(4/1/12-3/31/13)	(4/1/11-3/31/12)

$73,918	$40,006

 19

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

10. Federal Income Taxes:

As of March 31, 2013, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$4,935,329
Undistributed long-term capital gains	12,878,491
Unrealized appreciation on investments	296,680,996
Unrealized depreciation on investments	(21,119,770)
Other unrealized appreciation/(depreciation)	—

Net unrealized appreciation/(depreciation)	$275,561,226

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2013, the fund had no capital loss carryforwards.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2013, the fund had no capital losses deferred and no capital losses utilized.

The tax-basis components of distributions paid during the current and prior fiscal years were:

Current period distributions
Ordinary income	$14,089,863
Long-term capital gains	13,509,456
Return of capital	—

Prior period distributions
Ordinary income	$—
Long-term capital gains	14,438,073
Return of capital	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as capital losses related to wash sales and deferred trustee retirement plan fees. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2013, the fund made the following reclassifications:

Capital shares	$—
Undistributed net investment income	451,633
Net realized capital gains/(losses)	(451,633)

As of March 31, 2013, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2013, the fund did not incur any interest or penalties.

20

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

11. Subsequent Events:

A special meeting has been scheduled for May 10, 2013. The purpose of the meeting is for Shareholders to approve the adoption of exemptive relief which would authorize CSIM, subject to the supervision and approval of the Board, to hire, terminate or replace investment subadvisers for the fund without seeking shareholder approval. Other than what is listed above, no other subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Growth Investors U.S. Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Growth Investors U.S. Large Cap Growth Fund (one of the portfolios constituting Laudus Trust, hereafter referred to as the “Fund”) at March 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended March 31, 2013 and the financial highlights for the nine-month period ended March 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the two years in the period ended June 30, 2009 were audited by other auditors whose report dated August 27, 2009 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP
San Francisco, California
May 17, 2013

22

Other Federal Tax Information (unaudited)

For corporate shareholders, 60.59% of the fund dividends distributions paid during the fiscal year ended March 31, 2013, qualify for the corporate dividends received deduction.

For the fiscal year ended March 31, 2013, the fund designates $8,819,409 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2014 via IRS form 1099 of the amounts for use in preparing their 2013 income tax return.

Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $13,509,456 as long term capital gain dividends for the fiscal year ended March 31, 2013.

 23

Trustees and Officers

The tables below give information about the trustees and officers of Laudus Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 94 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Laudus Trust since 2004.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	77	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Laudus Trust since 2010.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	77	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Laudus Trust since 2004.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	77	Director, TOUSA (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Mission West Properties (1998 – 2012)
Director, Ditech Networks Corporation (1997 – 2012)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Laudus Trust since 2011.)	Private Investor.	77	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Laudus Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	77	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008)

Gerald B. Smith 1950 Trustee (Trustee of Laudus Trust since 2010.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	77	Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present) Lead Independent Director, Board of Cooper Industries (2002 – 2012)

24

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Laudus Trust since 2010.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	77	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Laudus Trust since 2010)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	77	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Laudus Trust since 2010.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	94	None

 25

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Laudus Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Laudus Trust since 2006.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Laudus Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Laudus Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

Catherine MacGregor 1964 Vice President, Chief Legal Officer and Clerk (Officer of Laudus Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

David Lekich 1964 Vice President and Assistant Clerk (Officer of Laudus Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds retirement policy requires that independent trustees retire at age 72 or after 20 years of service as a trustee, whichever comes first. In addition, the Laudus Funds retirement policy also requires any independent trustee of the Laudus Funds who also serves as an independent trustee of the Schwab Funds to retire from the Boards of Trustees of the Laudus Funds upon their required retirement date from either the Boards of Trustees of the Laudus Funds or the Schwab Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

26

Glossary

Bond is a security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Bond credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

Dividend yield is an expression of a stock’s market value in relationship to its dividend amount as a percentage. It is calculated by dividing the stock’s annual dividends by the market price of the stock.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Russell 1000 Growth Index is an index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an index that measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index is a market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.

 27

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2012 Laudus Funds. All rights reserved.

Notes

Notes

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Shareholder Services
1.877.824.5615 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR55508-03
00097031

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter, William Hasler and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Ms. Byerwalter, Mr. Hasler and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
     Audit Fees

2013: $178,624	2012: $178,624
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:

2013: $27,818	2012: $27,818
     Nature of these services: Agreed upon services in regards to service provider conversion.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:

2013: $27,822	2012: $27,822
     Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:

2013: $1,786	2012: $1,786

Nature of these services:	non-audit services related to the requirements of Section 15(c) of the Investment Company Act of 1940, such as evaluation of the Profitability Analysis System.

     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2013: $57,426	2012: $55,813
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.

2012: NONE	2011: NONE
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant ) Laudus Trust

By:	/s/ Marie Chandoha
Marie Chandoha
President and Chief Executive Officer
Date: 5/15/13
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
President and Chief Executive Officer
Date: 5/15/13

By:	/s/ George Pereira
George Pereira
Chief Financial Officer
Date: 5/15/13